SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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[  ]Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.

(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the

Annual General and Special Meeting

to be held on

May 6, 2015

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are first being made available to shareholders of the Corporation on or about March 20, 2015.

7961 Shaffer Parkway • Suite 5 • Littleton, CO USA 80127	Telephone: (720) 981-1185 • Facsimile (720) 981-1186

March 20, 2015

Dear shareholder:

It is my pleasure to invite you to attend the 2015 annual general and special meeting of shareholders to be held on May 6, 2015 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada.  If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting are enclosed.  These documents contain important information and I encourage you to read them carefully.

Yours truly,

FREDERICK H. EARNEST

President and Chief Executive Officer

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VISTA GOLD CORP.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2015 annual general and special meeting (the “Meeting”) of the shareholders of Vista Gold Corp. (the “Corporation”) will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on May 6, 2015 at 10:00 a.m., Vancouver time, for the following purposes:

1.to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor’s report thereon, for the fiscal year ended December 31, 2014;

2.to elect directors to hold office until the next annual general meeting;

3.to appoint EKS&H LLLP as auditor to hold office until the next annual general meeting and at a remuneration to be fixed by the Corporation’s Board of Directors through the Audit Committee;

4. to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Corporation’s Stock Option Plan, as more particularly described in the accompanying management information and proxy circular of the Corporation (the “Information Circular”), the full text of which ordinary resolution is set out in Part I to Appendix “B” to the Information Circular as the “Stock Option Plan Amendment Resolution”;

5.to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Corporation’s Long Term Equity Incentive Plan, as more particularly described in the accompanying Information Circular, the full text of which ordinary resolution is set out in Part II to Appendix “B” to the Information Circular as the “LTIP Amendment Resolution”;

6.approve the Section 162(m) performance goals governing annual incentive compensation for certain officers;

7.to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated options under the Corporation’s Stock Option Plan, as more particularly described in the accompanying Information Circular, the full text of which ordinary resolution is set out in Part III to Appendix “B” to the Information Circular as the “Unallocated Options Under the Stock Option Plan Resolution”;

8.to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated awards under the Corporation’s Long Term Equity Incentive Plan, as more particularly described in the accompanying Information Circular, the full text of which ordinary resolution is set out in Part IV to Appendix “B” to the Information Circular as the “Unallocated Awards Under the LTIP Resolution”; and

9.to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Being made available along with this Notice of Meeting are (i) the Information Circular; (ii) a form of proxy and notes thereto; and (iii)  the Corporation’s annual report to shareholders.

The Corporation’s Board of Directors has fixed March 24, 2015, as the record date for the Meeting.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 10:00 a.m., Vancouver time, on May 4, 2015, or no later than 48 hours before any adjournment or postponement of the Meeting.

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If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Information Circular, the form of proxy and notes thereto for the Meeting, are first being made available to shareholders of the Corporation on or about March 20, 2015.

DATED at Littleton, Colorado, this 20th day of March, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

FREDERICK H. EARNEST

President and Chief Executive Officer

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TABLE OF CONTENTS

Letter to Shareholders	i
Notice of Meeting	ii
Management Information and Proxy Circular	1
Particulars of Matters to be Acted Upon	2
Information About Proxies	18
Voting by Beneficial Shareholders	19
Securities Entitled to Vote	20
Broker Non-Votes	20
Ownership of the Corporation’s Common Shares	21
Change in Control	22
Quorum	22
Corporate Governance	22
Executive Officers	30
Executive Compensation	31
Securities Authorized For Issuance Under Equity Compensation Plans	45
Indebtedness of Directors and Executive Officers	45
Orders, Penalties and Settlement Agreements	46
Interest of Certain Persons in Matters to be Acted Upon	46
Interest of Informed Persons in Material Transactions	46
Review, Approval or Ratification of Transactions with Related Parties	46
Management Contracts	47
Shareholder Proposals	47
Other Matters	48
Dissenters’ Rights of Appraisal	48
Section 16(a) Beneficial Ownership Reporting Compliance	48
Multiple Shareholders Sharing the Same Address	48
Board of Directors Approval	48
Appendix “A” – Form of Proxy	A-1
Appendix “B” - Text of Ordinary Resolutions	B-1
Appendix “C” - Mandate of the Board of Directors	C-1
Appendix “D” - Change of Auditors	D-1
Appendix “E” - Long Term Equity Incentive Plan	E-1
Appendix “F” - Stock Option Plan	F-1

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MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular (“Information Circular”) is furnished in connection with the solicitation by the management and the Board of Directors (the “Board of Directors” or the “Board”) of Vista Gold Corp. (the “Corporation”) of proxies to be voted at the annual general and special meeting (the “Meeting”) of the shareholders of the Corporation (“shareholders”) to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on May 6, 2015 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy will be first made available to shareholders on or about March 20, 2015.  Unless otherwise stated, the information contained in this Information Circular is given as at March 18, 2015.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185.  The registered and records office of the Corporation is located at 1200-200 Burrard Street, Vancouver, British Columbia, Canada, V6C 3L6.

All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out in the section below under the heading “Information About Proxies”.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 6, 2015

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”) and applicable Canadian securities commissions, we are now furnishing proxy materials on the internet pursuant to so-called “notice and access rules.” Instructions on how to access and review the proxy materials, which include this Information Circular, our Annual Report to Shareholders and the accompanying form of proxy, on the internet can be found on the notice of access card sent to shareholders by the Corporation or in the voting instructions form you receive from your intermediary. These materials can also be accessed on the internet at http://vistagold.investorroom.com/index.php?s=62. Directions for attending the Meeting can also be found at this website.

The Corporation will provide to any shareholder, upon request, one copy of any of the following documents:

(a)the Corporation’s Annual Report to Shareholders, which includes its latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)the comparative financial statements and management’s discussion and analysis of the Corporation for the Corporation’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Corporation subsequent to the financial statements for the Corporation’s most recently completed financial year; and

(c)this Information Circular.

Copies of the foregoing documents are also available on the Corporation’s website at http://vistagold.investorroom.com/index.php?s=62 and copies of the above documents will be provided by the Corporate Secretary, upon request, by mail at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127; by phone at (720) 981-1185; or by email at ir@vistagold.com, free of charge to shareholders of the Corporation.  The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document.  Financial information relating to the Corporation is provided in the Corporation’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.  Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

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Particulars of Matters to be Acted Upon

Election of Directors

The directors of the Corporation are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act  (British Columbia).  The following are the Corporation’s six current directors.  The Board proposes to nominate each of its current directors for election as a director of the Corporation.

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
John M. Clark, Toronto, Ontario, Canada, Director, Age - 59 (1)

Chartered Accountant; President of Investment and Technical Management Corp. since February 1999; Director of Russel Metals Inc., Zephyr Minerals Ltd. and Crown Point Energy Inc.; Former director of Alberta Clipper Energy Inc., APIC Petroleum Corporation, Startech Energy Inc., and Thunder Energy Inc.; Former Chief Financial Officer and a director of Polaris Geothermal Inc; Former President and Executive Chairman of Laurasia Resources Limited; Former Trustee of Thunder Energy Trust.

May 18, 2001

Frederick H. Earnest, Parker, Colorado, USA, Director, President and Chief Executive Officer, Age - 53 (2)

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Former director of Midas Gold Corp. from April 2011 to April 2014; Former Chief Operating Officer of the Corporation from August 2007 to January 2012; Former Senior Vice President, Project Development of the Corporation from September 2006 to August 2007; Former President of Pacific Rim El Salvador, S.A. de C.V. from June 2004 to September 2006; Former General Manager and Legal Representative of Compañía Minera Dayton from April 1998 to June 2004.

November 6, 2007

W. Durand Eppler, Denver, Colorado, USA, Director, Age - 61 (1, 2)

Businessman; Founding partner of Sierra Partners, LLC; Director of  Golden Minerals Company, Plata Latina Minerals Corporation and Frontier Mining Limited; Former director of Augusta Resource Corporation from June 2007 to August 2014, Allied Nevada Gold Corp. from March 2007 to June 2009; Former Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009; Former Chief Executive Officer and a director of Coal International plc from July 2005 to August 2008; Former Vice President of Newmont Mining Corporation from 1995 to November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and as Vice President of Newmont Capital, Ltd. from April 2002 to August 2004.

October 13, 2004

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Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
C. Thomas Ogryzlo, San Jose, Costa Rica, Director, Age - 75 (1)

Businessman; Retired; Spends part time as Managing Director Business Development, Franco -Nevada (Barbados) Corp. and has served part time since May 2012 as Chairman, Interim President and a director of Baja Mining Corp.; Director of Alberta Star Development Corp. and interim CEO of Aura Minerals;  He served as Interim CEO of Aura Minerals from May 2011to November 2011; Former President & CEO and director of Polaris Geothermal Inc. from June 2004 to October 2009; Former director of Tiomin Resources Inc. from September 1995 to December 2008; Former director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008; Former President and Chief Executive Officer of Canatec Development Corporation from January 2000 to 2003; Former President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation from July 1997 to January 2000.

May 1, 1995

Michael B. Richings, Port Ludlow, Washington, USA, Director and Non-Executive Chairman, Age - 70 (2)

Non-Executive Chairman of the Corporation since January 2012; Director of Guyana Goldfields Inc. since December 2013; Director of Midas Gold Corp. since April 2011; Former Executive Chairman and Chief Executive Officer of the Corporation from November 2007 to January 2012; Former director of Allied Nevada Gold Corp. from September 2006 to June 2009; Former director of Zaruma Resources Inc. from November 2005 to June 2009.

May 1, 1995

Tracy A. Stevenson, Sandy, Utah, USA, Director, Age - 64 (1)

Accountant; Businessman; Board member of Uranium Resources Inc. since December 2013; Director of Quaterra Resources from July 2007 to May 2014, including Non-Executive Chairman  from February 2008 to August 2013; Director of Ivanhoe Mines Ltd. from May 2010 to April 2012; Founding member of Bedrock Resources, LLC since 2010; Founding member of SOS Investors LLC since 2008; Former Global Head of Information Systems at Rio Tinto PLC from February 2006 to May 2007; Former Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006; Former Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000; Former Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.

November 6, 2007

_______________________

(1)Member of Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee.

(2)Member of Audit Committee, Compensation Committee, Health, Safety, Environmental and Social Responsibility Committee.

The information as to the residence and principal occupation of the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 18, 2015.

The following are brief biographies of the Corporation’s nominees for election to the Board of Directors:

John M. Clark,  B.Com., CA, Director.  Mr. Clark is the President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, since February 1999.  Mr. Clark is also currently a director of Russel Metals Inc., Zephyr Minerals Ltd. and Crown Point Energy Inc.  He served as Chief Financial Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009, President and Executive

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Chairman of Laurasia Resources Limited from 1988-1998, and as a director of Thunder Energy Inc., APIC Petroleum Corporation and Alberta Clipper Inc. and a trustee of Thunder Energy Trust.  Mr. Clark is a member of the audit committee for Russel Metals Inc. and Chairman of the audit committee for Crown Point Energy Inc.  He earned a Bachelor of Commerce Degree from the University of Witwatersrand in South Africa in 1977, and he received a Higher Diploma in Accountancy from the University of Witwatersrand in 1979.  Mr. Clark is currently the Chair of the Corporation’s Audit Committee, a member of the Compensation Committee and a member of the Corporate Governance and Nominating Committee.  He has been a director of the Corporation since May 18, 2001.

Mr. Clark had a solid background as a chartered accountant before becoming an accomplished entrepreneur involved in investment banking and in investment and management of natural resource companies in Canada.  Mr. Clark’s understanding of accounting procedures and controls, coupled with his knowledge of the Corporation’s projects and their financial requirements qualifies him to serve effectively as the Chairman of the Audit Committee and to contribute to the financial management of the Corporation.  His general knowledge of the natural resources industry allows him to participate effectively and provide guidance with regards to matters brought before the Board.  As the Corporation executes its business strategy focused on the development of the Corporation’s current properties and develops new projects, we expect that his contributions to financial planning and controls will be invaluable.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Corporation believes that Mr. Clark should once again serve on the Board of Directors.

Frederick H. Earnest, B.Sc., President, Chief Executive Officer and Director.  Mr. Earnest has served as President and Chief Executive Officer of the Corporation since January, 2012.  From August 2007 to January 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and from September 2006 to August 2007, Mr. Earnest served as Senior Vice President, Project Development of the Corporation.  Mr. Earnest was a director of Midas Gold Corp. from April 2011 to May 2014.  In addition, he served as President of Pacific Rim El Salvador, S.A. de C.V., a mining company, from June 2004 to September 2006, and as General Manager and Legal Representative of Compañía Minera Dayton, a mining company, from April 1998 to June 2004 (both companies were subsidiaries of Pacific Rim Mining Corp.).  He earned a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines in 1987.  Mr. Earnest has been a director of the Corporation since November 6, 2007. Mr. Earnest is a member of the Corporation’s Health, Safety, Environmental and Social Responsibility Committee.

The Corporation believes that the leadership skills and dynamic nature that Mr. Earnest possesses makes him an invaluable member of management.  He understands the technical, economic and social aspects of the Corporation’s core projects and has contributed significantly to the advancement of these projects.  In addition, Mr. Earnest has considerable international experience in the development and operation of gold mines. He is fluent in Spanish.  Mr. Earnest relates well to government leaders in all jurisdictions where we are advancing projects.  The Corporation believes that his continued involvement in the execution of the Corporation’s business plan will lead to increased shareholder value.    Furthermore, Mr. Earnest has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Corporation believes that Mr. Earnest should once again serve on the Board of Directors.

W. Durand Eppler, B.A., M.S., Director.  Mr. Eppler is a founding partner of Sierra Partners, LLC, a private resources investment and advisory firm.  Mr. Eppler is currently a director of  Golden Minerals Company, Plata Latina Minerals Corporation and Frontier Mining Limited.  Previously, Mr. Eppler was a director of Augusta Resource Corporation from June 2007 to August 2014, Allied Nevada Gold Corp. from March 2007 to June 2009, Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009, Chief Executive Officer and a director of Coal International plc, a coal mining and development company, from July 2005 until August 2008, and Vice President of Newmont Mining Corporation, a gold mining company, from 1995 until November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and subsequently as Vice President of Newmont Capital, Ltd., the merchant banking arm of Newmont Mining Corporation, from April 2002 to August 2004.  Mr. Eppler is a member of the audit committee for Golden Minerals Company.  In addition, for the last 38 years Mr. Eppler has been a member of the Society of Mining Engineers of the American Institute of Mining, Metallurgical and Petroleum Engineers A.I.M.E., and he was a member of the

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Global Leadership Council for the College of Business at Colorado State University from 2001-2014.  He graduated from Middlebury College in 1975 with a Bachelor of Arts Degree in Geography and Religion, and he received his Master of Science Degree in Mineral Economics from the Colorado School of Mines in 1977.  Mr. Eppler is currently the Chair of the Corporation’s Health, Safety, Environmental and Social Responsibility Committee, a member of the Audit Committee, a member of the Compensation Committee, and a member of the Corporation’s Corporate Governance and Nominating Committee.  He has been a director of the Corporation since October 13, 2004.

Given the international reputation and wealth of experience that Mr. Eppler has in the commercial and investment banking aspects of the global resource sector, the Corporation believes that he should once again serve on the Board of Directors to help further develop the business and success of the Corporation.  Mr. Eppler’s commercial and investment banking experience are important to the Corporation.  The Corporation does not have any producing assets and ensuring that the Corporation is adequately financed is an ongoing management responsibility.  Management expects to rely heavily on Mr. Eppler’s experience and expertise as we move beyond technical evaluations and prepare to advance development and financing for the Mt. Todd gold project and other corporate development activities.    Furthermore, Mr. Eppler has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E” to this Information Circular) in order to be considered for nomination and election to the Board.

C. Thomas Ogryzlo, B.Mech.Eng., P.Eng, Director.  Currently, Mr. Ogryzlo spends about half of his time as Managing Director, Business Development of Franco-Nevada (Barbados) Corp.  Mr. Ogryzlo also presently acts part time as President, Interim CEO and a director of Baja Mining Corp. Previously from May 2000 until his retirement in December 2010, he was President and CEO of Polaris Energy, Corp. a renewable energy producer.  In addition, from June 2011 to December 2011, Mr. Ogryzlo served as Interim CEO of Aura Minerals where he continues to act as a director. He also serves as a board member of Alberta Star Development Corp.  Previously, he served as President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from June 2004 to October 2009, as a director of Tiomin Resources Inc. from September 1995 to December 2008, and as a director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008.  He earned his Bachelor of Mechanical Engineering Degree from McGill University in 1961, and his designation as a Professional Engineer from the Professional Engineers of Ontario in 1966.  Mr. Ogryzlo is currently the Chair of the Corporation’s Corporate Governance and Nominating Committee, a member of the Audit Committee and a member of the Corporation’s Compensation Committee.  Mr. Ogryzlo has been a director of the Corporation since March 8, 1996.

Mr. Ogryzlo brings a perspective to the Corporation that has been built on a solid foundation and in-depth knowledge not only of Canada’s mining sector, but also those in many other parts of the world.  The Corporation has projects in Mexico, Australia, and the United States of America.  Mr. Ogryzlo’s experience in numerous foreign projects allows him to contribute in a manner which helps bring clarity and direction to many of the challenges which arise from the geographical diversity of the Corporation’s projects.  Mr. Ogryzlo is also fluent in Spanish.  Mr. Ogryzlo’s experience with the construction of varied projects has been beneficial in the preliminary economic and technical evaluations of several of the Corporation’s projects.  We expect that Mr. Ogryzlo’s continued participation will contribute to the effective development of the Corporation’s core projects.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E” to this Information Circular) in order to be considered for nomination and election to the Board.  As such, the Corporation believes that Mr. Ogryzlo should once again serve on the Board of Directors.

Michael B. Richings, M.Sc., Chairman and Director.  Mr. Richings has served as the Non-Executive Chairman of the Board since January 2012.  Mr. Richings has been a director of Midas Gold Corp. since April 2011 and a director of Guyana Goldfields Inc. since December 2013. From November 2007 to January 2012, Mr. Richings served as the Corporation’s Executive Chairman and Chief Executive Officer.  Previously, Mr. Richings was a director of Allied Nevada Gold Corp. from September 2006 to June 2009, a director of Zaruma Resources Inc. from November 2005 to June 2009, and a director of Triumph Gold Corp. from January 2004 to November 2006.  In addition, Mr. Richings served as Chief Executive Officer of the Corporation from August 2007 to November 2007, and as President and Chief Executive Officer of the Corporation from May 2004 until July 2007.  From June 1995 to September 2000, he served as President and Chief Executive Officer of the Corporation, and during the period from

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September 2000 to May 2004, Mr. Richings retired from his position as Chief Executive Officer of the Corporation (but he continued as a director of the Corporation and served as a consultant to the mining industry).  He was awarded an Associateship of the Camborne School of Mines in 1969, and he earned his Master of Science Degree from Queen’s University in 1971.  Mr. Richings has been a director of the Corporation since May 1, 1995. Mr. Richings is a member of the Corporation’s Health, Safety, Environmental and Social Responsibility Committee.

Mr. Richings has been with the Corporation for the past twenty years and, given his leadership skills, enterprising nature and knowledge of the mining industry, the Corporation believes that he would be a valued member of the Board.  His knowledge of the Corporation’s properties and his key role in the development and implementation of business strategies which have created shareholder value are important to the Corporation.  Mr. Richings has participated in the management and development of several new projects and the Corporation believes that this experience is important to the success of the Corporation’s current business plan.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E” to this Information Circular) in order to be considered for nomination and election to the Board.  Accordingly, the Corporation believes that Mr. Richings should once again serve on the Board of Directors.

Tracy A. Stevenson, B.S., CPA, Director.  Mr. Stevenson has served as a board member of  Uranium Resources Inc. since December 2013; Director of Quaterra Resources Inc. from July 2007 to May 2014, including Non-Executive Chairman from February 2008 to August 2013; Director of Ivanhoe Mines Ltd. from May 2010 to April 2012.  Mr. Stevenson is also a founding member of Bedrock Resources, LLC, a private resources financial advisory firm, since 2010 and SOS Investors LLC, a private resources investment firm since 2008.  Previously, Mr. Stevenson served as Global Head of Information Systems at Rio Tinto PLC, a major global mining company, from February 2006 to May 2007, and as Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006.  In addition, he served as Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000, and as Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.  Mr. Stevenson graduated Magna Cum Laude with a Bachelor of Science Degree in Accounting from the University of Utah in 1977, and he earned his designation as a Certified Public Accountant in the State of Utah in 1978.  Mr. Stevenson is currently the Chair of the Corporation’s Compensation Committee, is a member of the Corporate Governance and Nominating Committee and is a member of the Corporation’s Audit Committee.  He has been a director of the Corporation since November 6, 2007.

Mr. Stevenson began his career in public accounting before moving to senior financial, information technology and management positions in two of the world’s largest mining companies.  Mr. Stevenson’s interest in efficient development of the Corporation’s projects and his keen analytical abilities have contributed to the Corporation’s evaluation of business opportunities and to the development of the Corporation’s business strategy.  His past experience as a chief financial officer has been beneficial in matters specifically related to the Audit Committee.  We expect that Mr. Stevenson’s future participation on the Board will be an asset to the Corporation through sound planning and the appropriate application of the Corporation’s resources.  Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix “E” to this Information Circular) in order to be considered for nomination and election to the Board.  As such, the Corporation believes that Mr. Stevenson should once again serve on the Board of Directors.

Conflicts of Interest

There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation.  No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act) except for W. Durand Eppler who is a director of Golden Minerals Company, C. Thomas Ogryzlo who is a director of Alberta Star Development Corp. and Tracy A. Stevenson who is a director of Uranium Resources Inc.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person.

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No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries.  During the past ten years, no director or executive officer of the Corporation has:

(a)filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2014, is set out in the section below under “Corporate Governance”.

Voting Procedures for the Election of Directors

Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.  The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

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Majority Voting Policy

The Corporation has adopted a majority voting policy where any nominee proposed for election as a director is required to tender his or her resignation if the director receives more “WITHHELD” votes than “FOR” votes (i.e., a majority of withheld votes) at any meeting where shareholders vote on the uncontested election of directors.  An “uncontested election” means the number of director nominees for election is the same as the number of directors to be elected to the Board.  The Corporate Governance and Nominating Committee will then submit a recommendation regarding whether or not to accept the resignation to the Board.  Within 90 days after the shareholder meeting, the Board will issue a press release either announcing the resignation of the director or explaining the reasons justifying its decision not to accept the resignation.  A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or the Corporate Governance and Nominating Committee at which the resignation is considered.

The Board recommends a vote “FOR” each of the nominees for director. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the nominees listed above.

Appointment of Auditor

The Corporation has proposed the appointment of EKS&H LLLP of Denver,  Colorado, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed.  It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee.

Effective June 20, 2014, the Corporation changed its auditors from PricewaterhouseCoopers LLP,  Denver,  Colorado (“PWC”) to EKS&H LLLP, Denver, Colorado (“EKS&H”). The change was made in an effort to reduce costs. For purposes of complying with National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, and for complying with the requirements of Schedule 14A, a copy of the Corporation’s disclosure in regard to the change of auditor is attached as Appendix “F” and incorporated herein by reference.

Representatives of EKS&H LLLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting.  If representatives of EKS&H LLLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

The auditors must be appointed and the approval of the proposal that the auditor’s remuneration be fixed by the Board of Directors through the Audit Committee must be passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” (i) the appointment of EKS&H LLLP of Denver, Colorado as the auditor of the Corporation and (ii) the proposal that the auditor’s remuneration be fixed by the Board of Directors through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” (i) the appointment of EKS&H LLLP of Denver, Colorado and (ii) the proposal that the auditor’s remuneration be fixed by the Board of Directors through the Audit Committee.

Fees Paid to Auditor and their Independence from the Corporation

The Corporation retained EKS&H as of June 20, 2014 to provide services which were billed for the year ended December 31, 2014 and PricewaterhouseCoopers LLP through June 20, 2014 to provide services which were billed for the year ended December 31, 2014 and 2013 in the following categories and amounts:

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	2014	2013
Audit Fees (1)	$175,500	$257,000
Audit Related Fees (2)	-	14,500
Tax Fees (3)	36,000	165,000
All Other Fees (4)	46,700	3,500
Totals	$258,200	$440,000

(1)“Audit Fees” represent fees for the audit of the Corporation’s consolidated annual financial statements, review of the Corporation’s interim financial statements and review in connection with regulatory financial filings.

(2) “Audit Related Fees” represent fees for assistance with the application of accounting and financial reporting standards and regulatory filings.

(3) “Tax Fees” represent fees for tax compliance, tax consulting and tax planning.

(4) “All Other Fees” represents legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee charter requires the Audit Committee to approve in advance all particular non-audit services provided by the Corporation’s independent auditor. Consistent with applicable laws and the procedures adopted by the Audit Committee, limited amounts of services, other than audit, review or attestation services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided that the Audit Committee is informed of each particular service. All of the engagements and fees for 2014 were pre-approved by the Audit Committee.  The Audit Committee reviews with the auditor whether the non-audit services to be provided are compatible with maintaining the auditor’s independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Approval of Amendments to the Stock Option Plan

The Corporation has proposed a number of amendments to its Stock Option Plan (the “Stock Option Plan”), which amendments were approved by the Board of Directors on March 3, 2015.  The material amendments to the Stock Option Plan are described in further detail below.  A complete copy of the Stock Option Plan with the proposed amendments highlighted is attached as Appendix “C” to this Information Circular.  Additional information regarding the current Stock Option Plan is set out below under the heading “Executive Compensation - Compensation Discussion and Analysis - Elements of the Corporation’s Compensation Program for Fiscal Year 2014 - Stock Incentive Awards - Stock Option Plan”.

Shareholder approval is required for certain of the proposed amendments to the Stock Option Plan pursuant to the terms of the Stock Option Plan and the rules and policies of the TSX and the NYSE MKT.  Accordingly, at the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Stock Option Plan.  The full text of the ordinary resolution to approve the amendments to the Stock Option Plan is set out in Part I of Appendix “B” to this Information Circular.

To be approved, the ordinary resolution approving the amendments to the Stock Option Plan requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting. The persons named in the enclosed form of proxy intend to vote at the Meeting “FOR” this resolution, unless the shareholder has specified in the form of proxy that its shares are to be voted against the resolution.

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Delegation to a Board Committee

To enhance efficiency in the administration of the Stock Option Plan, the Corporation proposes to amend the Stock Option Plan to permit the Board of Directors to delegate the administration of the Stock Option Plan to a committee of the Board of Directors.

Limiting Participation

The Board of Directors believes that it is in the best interest of the Corporation to impose two further limits on the number of common shares in the authorized capital of the Corporation (“Common Shares”) that may be issuable to a participant under the Stock Option Plan.  The Corporation proposes to amend the Stock Option Plan to impose the following limits:

(a)the number of Common Shares issuable to participants that are non-employee directors of the Corporation shall not exceed the lesser of (i) 1% of the issued and outstanding Common Shares, and (ii) an annual value of $150,000 per non-employee director participant; and

(b)the number of Common Shares issuable to any participant within one calendar year period shall not exceed 3,000,000 Common Shares in the aggregate.

Clarify 10% Rolling Plan

The Corporation proposes to amend the Stock Option Plan to clarify how the number of Common Shares that are available to be made the subject of options is determined.  The amended plan clarifies that if options granted to an individual under the Plan expire or terminate for any reason without having been exercised in respect of certain Common Shares, such Common Shares shall again be available to be made the subject of a new option.  In addition, the amended Stock Option Plan clarifies that upon the partial or full exercise of an option, the number of Common Shares issued upon such exercise shall become available to be made the subject of new options.

Amendments to the Amending Provisions of the Stock Option Plan

The current Stock Option Plan requires shareholder approval for certain amendments to the Stock Option Plan.  The Board of Directors believes that it is in the best interest of the Corporation to expand the enumerated list of the types of amendments that require shareholder approval to include:

(a)any extension of the term of any options that have been granted to participants that are not insiders, subject to certain exceptions set forth in the Stock Option Plan;

(b)amendments to the Stock Option Plan that would increase the number of Common Shares issuable to non-employee director participants under the Stock Option Plan; and

(c)amendments to the Stock Option Plan that would permit options to be transferable or assignable other than in certain circumstances set forth in the Stock Option Plan.

Withholding Taxes

The Stock Option Plan does not currently have comprehensive provisions regarding withholding taxes. The Board believes that it is in the best interests of the Corporation to amend the Stock Option Plan to assist the Corporation in satisfying applicable tax withholding obligations.  Specifically, the proposed amendments will require each participant to (a) agree to make adequate provision for any withholding obligations that arise in connection with an award, (b) authorize the Corporation to satisfy any such withholding obligation by withholding amounts otherwise payable to the participant, and (c) indemnify the Corporation from any loss in connection with satisfying such withholding obligation.

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Approval Required

At the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the Stock Option Plan described above.

The text of the ordinary resolution to approve the amendments to the Stock Option Plan is set out in Part I of Appendix “B” to this Information Circular. A complete copy of the Stock Option Plan with the proposed amendments highlighted is attached as Appendix “C”. Additional information on the Stock Option Plan is set out below under “Compensation Committee Report on Executive Compensation - Compensation Discussion and Analysis - Elements of Our Compensation Program for Fiscal 2014 - Stock Options”.

Shareholder approval of the proposed amendments to the Stock Option Plan is required pursuant to the terms of the Stock Option Plan and the rules and policies of the NYSE MKT and the TSX.

To be approved, the ordinary resolution approving the amendments to the Stock Option Plan requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting.

The Board recommends a vote “FOR” the approval of the ordinary resolution approving the amendments to the Stock Option Plan. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the approval of the ordinary resolution approving the amendments to the Stock Option Plan

Approval of Amendments to the Long Term Equity Incentive Plan

The Corporation has proposed a number of amendments to its Long Term Equity Incentive Plan (the “LTIP”).  The material amendments to the LTIP are described in further detail below and were approved by the Board of Directors on March 3, 2015.  A complete copy of the LTIP with the proposed amendments highlighted is attached as Appendix “D” to this Information Circular.  Additional information regarding the current LTIP is set out below under the heading “Executive Compensation - Compensation Discussion and Analysis - Elements of the Corporation’s Compensation Program for Fiscal Year 2014 - Stock Incentive Awards - Long Term Equity Incentive Plan”.

Shareholder approval is required for certain of the proposed amendments to the LTIP pursuant to the terms of the LTIP and the rules and policies of the TSX.  Accordingly, at the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the LTIP.  The full text of the ordinary resolution to approve the amendments to the LTIP is set out in Part II of Appendix “B” to this Information Circular.

To be approved, the ordinary resolution approving the amendments to the LTIP requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting. The persons named in the enclosed form of proxy intend to vote at the Meeting “FOR” this resolution, unless the shareholder has specified in the form of proxy that its shares are to be voted against the resolution.

Update Non-Employee Director Participation Limits

The Board of Directors believes it is in the best interest of the Corporation to amend an existing limit on the number of Common Shares that may be issuable to a non-employee participant under the LTIP.  In the amended plan, the maximum annual award value per director participant has been increased to $150,000.

Clarify 10% Rolling Plan

The Corporation proposes to amend the LTIP to clarify how the number of Common Shares that are available to be made the subject of awards under the LTIP is determined.  The amended plan clarifies that for purposes of computing the total number of Common Shares available for grant under the LTIP, Common Shares that were the subject of or issuable pursuant to any award (or any portion thereof) that has vested or expired or has been forfeited, surrendered, cancelled or otherwise terminated shall again be available for grant under the LTIP.

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Compliance with Section 162(m) of the Code

The Corporation proposes to amend the LTIP to ensure compliance with Section 162(m) of the U.S. Internal Revenue Code of 1986.  These amendments include, among other things, limiting a participant from receiving performance awards for more than 3,000,000 Common Shares in the aggregate in any calendar year.

Withholding Taxes

The LTIP does not currently have comprehensive provisions regarding withholding taxes. The Board believes that it is in the best interests of the Corporation to amend the LTIP to assist the Corporation in satisfying applicable tax withholding obligations.  Specifically, the proposed amendments will require each participant to (a) agree to make adequate provision for any withholding obligations that arise in connection with an award, (b) authorize the Corporation to satisfy any such withholding obligation by withholding amounts otherwise payable to the participant, and (c) indemnify the Corporation from any loss in connection with satisfying such withholding obligation.

Approval Required

At the Meeting, shareholders will be asked to consider and, if thought appropriate, approve, an ordinary resolution approving the amendments to the LTIP as described above.

The text of the ordinary resolution to approve the amendments to the LTIP is set out in Part II of Appendix “B” to this Information Circular. A complete copy of the LTIP with the proposed amendments highlighted is attached as Appendix “D”. Additional information on the LTIP is set out below under “Compensation Committee Report on Executive Compensation - Compensation Discussion and Analysis - Elements of Our Compensation Program for Fiscal 2014 - Long Term Equity Incentive Plan”.

Shareholder approval of the proposed amendments to the LTIP is required pursuant to the terms of the LTIP and the rules and policies of the NYSE MKT and the TSX.

To be approved, the ordinary resolution approving the amendments to the LTIP requires the approval of a majority of the votes cast, in person or by proxy, at the Meeting.

The Board recommends a vote “FOR” the approval of the ordinary resolution approving the amendments to the LTIP. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the approval of the ordinary resolution approving the amendments to the LTIP.

Exchange Controls

There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of Vista Gold, other than Canadian withholding tax. See “Certain Canadian Federal Income Tax Considerations for U.S. Residents” below.

Certain Canadian Federal Income Tax Considerations for U.S. Residents

The following summarizes certain Canadian federal income tax consequences generally applicable under the Income Tax Act (Canada) and the regulations enacted thereunder (collectively, the “Canadian Tax Act”) and the Canada-United States Income Tax Convention (1980) (the “Convention”) to the holding and disposition of Common Shares.

Comment is restricted to holders of Common Shares each of whom, at all material times for the purposes of the Canadian Tax Act and the Convention, (i) is resident solely in the United States, (ii) is entitled to the benefits of the Convention, (iii)  holds all Common Shares as capital property, (iii) holds no Common Shares that are “taxable Canadian property” (as defined in the Canadian Tax Act) of the holder, (iv) deals at arm’s length with and is not affiliated with Vista Gold, (v) does not and is not deemed to use or hold any Common Shares in a business carried on in Canada, and (vi) is not an insurer that carries on business in Canada and elsewhere (each such holder, a “U.S. Resident Holder”).

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Certain U.S.-resident entities that are fiscally transparent for United States federal income tax purposes (including limited liability companies) may not in all circumstances be regarded by the Canada Revenue Agency (the “CRA”) as entitled to the benefits of the Convention. Members of or holders of an interest in such an entity that holds Common Shares should consult their own tax advisers regarding the extent, if any, to which the CRA will extend the benefits of the Convention to the entity in respect of its Common Shares.

Generally, a holder’s Common Shares will be considered to be capital property of the holder provided that the holder is not a trader or dealer in securities, did not acquire, hold or dispose of the Common Shares in one or more transactions considered to be an adventure or concern in the nature of trade (i.e. speculation), and does not hold the Common Shares as inventory in the course of carrying on a business.

Generally, a holder’s Common Shares will not constitute “taxable Canadian property” of the holder at a particular time at which the Common Shares are listed on a “designated stock exchange” (which currently includes the TSX) unless both of the following conditions are true:

(i)

the holder or any one or more persons with whom the holder does not deal at arm’s length owned, alone or in any combination, 25% or more of the issued shares of any class of the capital stock of Vista Gold at any time in the 60 months preceding the particular time; and

(ii)

more than 50% of the fair market value of the Common Shares was derived directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Canadian Tax Act), “timber resource properties” (as so defined), or options or interests therein, at any time in the 60 months preceding the particular time.

This summary is based on the current provisions of the Canadian Tax Act and the Convention in effect on the date hereof, all specific proposals to amend the Canadian Tax Act and Convention publicly announced by or on behalf of the Minister of Finance (Canada) on or before the date hereof, and the current published administrative and assessing policies of the CRA. It is assumed that all such amendments will be enacted as currently proposed, and that there will be no other material change to any applicable law or administrative or assessing practice, although no assurance can be given in these respects. Except as otherwise expressly provided, this summary does not take into account any provincial, territorial or foreign tax considerations, which may differ materially from those set out herein.

This summary is of a general nature only, is not exhaustive of all possible Canadian federal income tax considerations, and is not intended to be and should not be construed as legal or tax advice to any particular U.S. Resident Holder. U.S. Resident Holders are urged to consult their own tax advisers for advice with respect to their particular circumstances. The discussion below is qualified accordingly.

A U.S. Resident Holder who disposes or is deemed to dispose of one or more Common Shares generally should not thereby incur any liability for Canadian federal income tax in respect of any capital gain arising as a consequence of the disposition.

A U.S. Resident Holder to whom Vista Gold pays or is deemed to pay a dividend on the holder’s Common Shares will be subject to Canadian withholding tax, and Vista Gold will be required to withhold the tax from the dividend and remit it to the CRA for the holder’s account.  The rate of withholding tax under the Canadian Tax Act is 25% of the gross amount of the dividend, but should generally be reduced under the Convention to 15% (or, if the U.S. Resident Holder owns at least 10% of the voting stock of Vista Gold, 5%) of the gross amount of the dividend.

Certain United States Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences with respect to the issuance and exercise of options granted under the Stock Option Plan and the grant of awards under the LTIP. This summary does not describe all federal tax consequences, including the consequences of owning and selling the Common Shares, nor does it describe state, local or foreign tax consequences.

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Scope of This Disclosure

This summary does not address the U.S. federal income tax consequences of participation in the Stock Option Plan or the LTIP by a non-U.S. Participant. For purposes of this summary, a “U.S. Participant” is a participant in the Stock Option Plan or LTIP who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the Canada-U.S. Tax Convention. For purposes of this summary, a “non-U.S. Participant” is a participant in the Stock Option Plan or LTIP who is not a U.S. Participant.

Tax Consequences With Respect to Options

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to options granted pursuant to the Stock Option Plan. This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS. The options granted under the Stock Option Plan are not intended to qualify as "incentive stock options" under Section 422 of the Code. Accordingly, the options should be treated as “non-qualified stock options”. In general, the following tax consequences will apply to U.S. Participants:

•Grant.  U.S. Participants will not recognize any taxable income at the time an option is granted.

•Exercise. Upon the exercise of an option, exercising U.S. Participants will recognize ordinary income in the amount by which the fair market value of the Common Shares at the time of exercise exceeds the option exercise price, and Company generally will be entitled at that time to an income tax deduction for the same amount. If a U.S. Participant is an employee or former employee this income may be subject to income and payroll tax withholding.

•Tax Basis of the Acquired Common Shares. If a U.S. Participant pays the exercise price in cash, the U.S. Participant's original tax basis in the Common Shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount such a U.S. Participant is required to recognize as income as a result of the exercise. If the U.S. Participant pays the exercise price by tendering other Common Shares, the U.S. Participant will not recognize gain or loss on the tendered Common Shares, but the original tax basis for an equal number of Common Shares acquired upon exercise of the option will be the same as the adjusted tax basis for the tendered Common Shares. The remaining acquired Common Shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount the U.S. Participant is required to recognize as income as a result of the option exercise.

•Holding Period. Subject to the “passive foreign investment company” rules under sections 1291 – 1298 of the Code, the holding period for Common Shares acquired upon exercise of an option, for purposes of determining whether any capital gain or loss on a holder's subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option (or, in the case of an officer or director who does not make the Section 83(b) election described below, on the date up to six months later when ordinary income is recognized).

Tax Consequences With Respect to Awards of Restricted Shares or Restricted Stock Units under the LTIP

There are no tax consequences to a U.S. Participant or the Corporation by reason of the grant of restricted stock or restricted stock units under the LTIP.  If an award is payable in Common Shares that are subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under section 83(b) of the Code, the holder must recognize ordinary income equal to the fair market value of the Common Shares received (determined as of the first time the Common Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier).

The holder’s basis for the Common Shares acquired under the LTIP will be the amount of ordinary income recognized either when the Common Shares are received (for restricted stock units) or when the Common Shares are

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vested (for restricted stock awards, subject to earlier recognition if a section 83(b) election is made).  The Corporation will generally be entitled at that time to a U.S. income tax deduction for the same amount, subject to the rules of Section 162(m) of the Code.

U.S. Participants Subject to Section 16(b) of the Securities Exchange Act

If a U.S. Participant is an executive officer or director subject to Section 16(b) of the Securities Exchange Act of 1934, any Common Shares received upon exercise of an option may, in certain circumstances, be treated as restricted property for purposes of Section 83 of the Code. In that case, such U.S. Participant may be deemed to have acquired the Common Shares at a date up to six months after the date of exercise, and such U.S. Participant will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise. However, Section 83(b) of the Code allows a U.S. Participant to elect to recognize ordinary income as of the date of exercise, without regard to Section 16(b) restrictions. The U.S. Participant must make the election in the manner specified in Section 83(b) within 30 days after the Common Shares are paid out. If (1) the Common Shares paid out are treated as restricted property for purposes of Section 83 of the Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) the U.S. Participant does not make a Section 83(b) election within the required time period, the U.S. Participant will recognize and be taxed on ordinary income in the amount of the fair market value of the Common Shares at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the Common Shares on the exercise date.

Change in Control

Depending on the terms of a U.S. Participant's award agreement, upon a change in control of the Corporation, restrictions on a U.S. Participant's award may lapse, or a U.S. Participant's award may mature on an accelerated schedule. If this type of benefit, or other benefits and payments connected with a U.S. Participant's award that result from a change in control of the Corporation, are granted to certain individuals (such as the Corporation's executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount will be subject to a 20% excise tax payable by the individual. Any amount that is subject to an excise tax is also not deductible by the Company. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs.

The LTIP provides that each individual’s payment shall be reduced so as not to exceed three times the individual’s “base amount” if such reduction would result in such individual receiving a greater after-tax payment.  Each U.S. Participant should consult his or her own tax advisor own tax advisor regarding potential tax liability upon a change in control of the Corporation.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Stock Option Plan or the LTIP. U.S. Participants should consult their own tax advisor regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Approval of Section 162(m) Performance Goals

On March 3, 2015, upon the recommendation of the Compensation Committee, our Board adopted revised performance goals in connection with the amendments to the LTIP as described above under “Approval of Amendments to the Long Term Equity Incentive Plan.” These goals govern LTIP compensation for certain of our officers under Section 162(m) of the Internal Revenue Code of 1986 (as amended) and the implementing regulations. This amendment requires shareholder approval (“Performance Goals”).

Section 162(m) limits the tax deductibility of compensation in excess of $1 million paid by a publicly traded corporation to the corporation’s chief executive officer and the three highest compensated officers (other than the

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chief financial officer) unless the compensation is qualified as “performance-based compensation” as defined under Section 162(m).

Application of the Performance Goals (As described in greater detail below) does not alter the Compensation Committee’s discretion with respect to annual bonuses for participating officers. Accordingly, the Compensation Committee may reduce each participant’s actual bonus to an amount below the maximum bonus but may not increase such bonus above the maximum bonus. Notwithstanding the adoption of the Performance Goals and its submission to shareholders, the Corporation reserves the right to pay its employees, including recipients of annual bonuses pursuant to the Performance Goals, amounts which may or may not be tax-deductible under Section 162(m) or other provisions of the Internal Revenue Code.

Our Board unanimously recommends that you vote “FOR” this proposal. Proxies solicited by the Board will be voted “FOR” the approval of the Section 162(m) performance goals unless otherwise instructed.

Summary of the Performance Goals to be Approved

The Performance Goals may be based on the achievement of one or more of the following criteria: (i) earnings, including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per Common Share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) Common Share price or total shareholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified geographic business expansion, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing criteria.

Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation, a subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee.  The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).  Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Compensation Committee; provided that the Committee shall have the authority to make certain adjustments to the Performance Goals, as described in the LTIP.

Approval of Unallocated Options under the Corporation’s Stock Option Plan

The rules of the TSX require that all unallocated options, rights or other entitlements under a listed corporation’s security based compensation arrangement, which does not have a fixed maximum aggregate number of securities issuable, be approved every three years by a majority of both the listed corporation’s directors and by its shareholders. The Stock Option Plan is a “rolling” stock option plan and provides that the maximum number of Common Shares that may be issuable pursuant to options granted under the Stock Option Plan, together with all other security based compensation arrangements of the Corporation, which includes the LTIP, is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. Accordingly, the unallocated options under the Stock Option Plan must be approved by a majority of both the Corporation’s directors and by its shareholders. The Board of Directors unanimously approved all

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unallocated options under the Stock Option Plan on March 3, 2015. At the Meeting, shareholders will be asked to approve all unallocated options under the Stock Option Plan until April 30, 2018.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the approval of all unallocated options under the Stock Option Plan.

As of March 18, 2015, there were 2,257,500 Common Shares issuable upon the exercise of outstanding options granted under the Stock Option Plan and 3,692,829 Common Shares issuable upon the vesting of outstanding Awards granted under the LTIP. Accordingly, 5,950,329 Common Shares (or 7.2% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards. 2,288,723 Common Shares (or 2.8% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

Currently outstanding options will be unaffected if this resolution is not approved. However, currently outstanding options which have been terminated will not be available for re-grant and the Board of Directors will not be able to grant new options if the unallocated options are not approved. If the unallocated options are approved at the Meeting then the unallocated options will have to be re-approved by the shareholders at the Corporation’s annual general meeting in 2018. The Board of Directors has not granted any options that are conditional on the approval of this resolution and it cannot currently be determined the amount of such options that may be granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

The text of the ordinary resolution to approve all unallocated options under the Stock Option Plan is set out in Part III to Appendix “B”. Additional information on the Stock Option Plan is set out below under the heading “Executive Compensation - Compensation Discussion and Analysis - Elements of the Corporation’s Compensation Program for Fiscal Year 2014 - Stock Incentive Awards - Stock Option Plan”.

The Board recommends that the shareholders vote “FOR” the resolution approving all unallocated options under the Stock Option Plan.

Approval of Unallocated Awards under the Corporation’s Long Term Equity Incentive Plan

As stated above, the rules of the TSX require that all unallocated options, rights or other entitlements under a listed corporation’s security based compensation arrangement, which does not have a fixed maximum aggregate number of securities issuable, be approved every three years by a majority of both the listed corporation’s directors and by its shareholders. The LTIP provides that the maximum number of Common Shares available for issuance pursuant to Awards under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan, is 10% of the issued and outstanding Common Shares on a non-diluted basis. Accordingly, the unallocated Awards under the LTIP must be approved by a majority of both the Corporation’s directors and by its shareholders. The Board of Directors unanimously approved all unallocated Awards under the LTIP on March 3, 2015. At the Meeting, shareholders will be asked to approve all unallocated Awards under the LTIP until April 30, 2018.

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the approval of all unallocated Awards under the LTIP.

As of March 18, 2015, there were 2,257,500 Common Shares issuable upon the exercise of outstanding options granted under the Stock Option Plan and 3,692,829 Common Shares issuable upon the vesting of outstanding Awards granted under the LTIP. Accordingly, 5,950,329 Common Shares (or 7.2% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards. 2,288,723 Common Shares (or 2.8% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

Currently outstanding Awards will be unaffected if this resolution is not approved. However, currently outstanding Awards which have been terminated will not be available for re-grant and the Board of Directors will not be able to grant new Awards if the unallocated Awards are not approved. If the unallocated Awards are approved at the

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Meeting, then the unallocated Awards will have to be re-approved by the shareholders at the Corporation’s annual general meeting in 2018. The Board of Directors has not granted any Awards that are conditional on the approval of this resolution and it cannot currently be determined the amount of such Awards that may be granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

The text of the ordinary resolution to approve all unallocated Awards under the LTIP is set out in Part IV to Appendix “B”. Additional information on the LTIP is set out below under the heading “Executive Compensation -Compensation Discussion and Analysis - Elements of the Corporation’s Compensation Program for Fiscal Year 2014 - Stock Incentive Awards - Long Term Equity Incentive Plan”.

The Board recommends that the shareholders vote “FOR” the resolution approving all unallocated Awards under the LTIP.

Information About Proxies

Solicitation of Proxies

The solicitation of proxies by management and the Board will be made primarily by notice and access but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation.  While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management and the Board.  A registered shareholder has the right to appoint some other person, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person’s name in the blank space provided on the form of proxy, which form of proxy is set out in Appendix “A”.  If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either “FOR” or “AGAINST” or “WITHHOLD” from voting on a matter or matters, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted “FOR” the resolution.

The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by the authorized representative or a duly authorized person on behalf of such corporation.  An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Corporation or its agent.  In order for a proxy to be valid, a registered shareholder must:

(a)sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

(b)return the properly executed and completed form of proxy:

(i)by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc. to be received by 10:00 a.m., Vancouver time, on May 4, 2015, or no later than 48 hours before any adjournment or postponement of the Meeting., or

(ii)by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 10:00 a.m., Vancouver

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time, on May 4, 2015, or no later than 48 hours before any adjournment or postponement of the Meeting, or

(i)	by depositing it with the chair of the Meeting prior to commencement of the Meeting.

Revocation of Proxy

A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder’s legal representative or trustee in bankruptcy or, where the registered shareholder is a corporation, by a duly authorized person on behalf of the corporation or by the authorized representative appointed for the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chair of the Meeting prior to commencement of the Meeting or any adjournment or postponement thereof or in any other manner permitted by law.

Voting of Proxies

A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly.  The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly.  Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted “FOR” the resolution.  If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted “FOR” the resolution.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting.  At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgement on such amendment, variation or matter, subject to any limitations imposed by applicable law.

Voting by Beneficial Shareholders

The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, “Beneficial Shareholders”) should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation.  Such Common Shares will most likely be registered in the name of the broker or an agent of the broker.  In Canada, the vast majority of such shares will be registered in the name of “CDS & Co.”, the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of “Cede & Co.”, the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

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Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as “NOBOs”. Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as “OBOs”. In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected notice and access for delivery of the Notice of Meeting, this Information Circular and the form of proxy (collectively, the “Meeting Materials”) indirectly through intermediaries to all of the Beneficial Shareholders.  The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

(a)be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

(b)more typically, be given a voting instruction form (“VIF”) which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

As of March 18, 2015 the authorized share capital of the Corporation consists of an unlimited number of Common Shares, without par value of which 82,390,217 Common Shares are issued and outstanding.  Every shareholder who is present in person, by proxy or by authorized representative and entitled to vote at the Meeting shall on a show of hands have one vote and every shareholder entitled to vote at the Meeting shall on a ballot have one vote for each Common Share.

The Board of Directors of the Corporation has fixed the close of business on March 24, 2015 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.

Broker Non-Votes

Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

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The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a “broker non-vote”.  Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Corporation’s Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Corporation’s Common Shares, as of March 18, 2015, by (i) each of the Corporation’s executive officers and directors individually and (ii) the Corporation’s executive officers and directors, as a group.

Name and Postion (1)	Common Shares Beneficially Owned	Percentage of Class (2)
JOHN M. CLARK: Director	109,738 (3)	*
W. DURAND EPPLER: Director	294,280 (4)	*
C. THOMAS OGRYZLO: Director	143,176 (5)	*
TRACY A. STEVENSON: Director	95,000 (6)	*
MICHAEL B. RICHINGS: Chairman and Director	346,593 (7)	*
FREDERICK H. EARNEST: President Chief Executive Officer, Director	467,000 (8)	*
JOHN F. ENGELE: Senior Vice President and Chief Financial Officer	337,500 (9)	*
JOHN W. ROZELLE: Senior Vice President	277,471 (10)	*
All executive officers and directors as a group (8 persons)	1,961,020	2.4%

*	Represents less than 1% of the outstanding Common Shares.
(1)	The address of each of the persons listed in c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.
(2)

In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on 82,390,217 Common Shares outstanding as of March 18, 2015, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after March 18, 2015.

(3)

Includes 10,869 Common Shares currently owned, 88,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 10,869 Common Shares which may be acquired upon the exercise of warrants.

(4)

Includes 136,280 Common Shares currently owned, 88,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 70,000 Common Shares which may be acquired upon the exercise of warrants.

(5)	Includes 55,176 Common Shares currently owned and 88,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(6)	Includes 7,000 Common Shares currently owned and 88,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(7)

Includes 156,093 Common Shares currently owned, 165,500 Common Shares which may be acquired upon the exercise of immediately exercisable options and 25,000 Common Shares which may be acquired upon the exercise of warrants.

(8)

Includes 152,000 Common Shares currently owned, 295,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 20,000 Common Shares which may be acquired upon the exercise of warrants.

(9)	Includes 337,500 Common Shares which may be acquired upon the exercise of immediately exercisable options.
(10)	Includes 39,971 Common Shares currently owned and 237,500 Common Shares which may be acquired upon the exercise of immediately exercisable options.

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Ownership by Principal Shareholders

The following table sets forth certain information regarding the ownership of the Corporation’s Common Shares as at March 18, 2015 by each shareholder known to the Corporation to beneficially own or control or direct, directly or indirectly, more than five percent of the Corporation’s outstanding Common Shares based on such person’s most recently available Schedule 13G filed with the SEC.

Name and Address	Common Shares Beneficially Owned (1)	Percentage of Class (1)
Sun Valley Gold LLC (“Sun Valley”) (2)	14,549,723 (2)	17.7%
620 Sun Valley Road
Sun Valley, ID 83353

Global Strategic Management, Inc.(“GSM”) (3)	5,176,500	6.3%
PO Box 6643
Annapolis, MD 21401

(1)In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each shareholder is based on 82,390,217 Common Shares outstanding as of March 18, 2015, plus any securities held by such shareholder exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(2)Sun Valley exercises control and direction over 12,375,810 Common Shares (representing 15.0% of the outstanding Common Shares as of March 18, 2015 on an undiluted basis) and 2,173,913 Common Share purchase warrants on behalf of client accounts over which it has discretionary trading authority.  If exercised, the 2,173,913 warrants over which Sun Valley exercises control 17.7% of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation).

(3)GSM exercises control and direction over 4,263,467 Common Shares (representing 5.2% of the outstanding Common Shares as of March 18, 2015 on an undiluted basis).

Change in Control

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

The Corporation is not aware of any arrangement that might result in a change in control in the future.  To the Corporation’s knowledge there are no arrangements, including any pledge by any person of the Corporation’s securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Quorum

Under the Articles of the Corporation, the quorum for the transaction of business at the Meeting is two or more shareholders entitled to vote at the Meeting represented in person or by proxy.

Abstentions will be counted as present for purposes of determining the presence of a quorum at the Meeting, but will not be counted as votes cast.  Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes at the Meeting and will not be voted.

Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

The Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation.  The Canadian Securities Administrators implemented National Policy 58-201 - Corporate Governance Guidelines and National Instrument 58-101 - Disclosure of Corporate

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Governance Practices (“NI 58‑101”) in each of the provinces and territories of Canada.  The NYSE MKT (“NYSE MKT”) has also established rules for corporate governance as detailed in the NYSE MKT’s Company Guide (the “NYSE MKT Company Guide”).  The Board of Directors is of the view that the Corporation’s system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

Board of Directors

The present Board of Directors consists of six directors, five of whom are viewed as being “independent” within the meaning of NI 58-101 and five of whom qualify as unrelated directors who are viewed as being “independent” within the meaning of Section 803A of the NYSE MKT Company Guide.  John M. Clark, W. Durand Eppler, Michael B. Richings, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors.

Frederick H. Earnest is not an independent director because of his management position with the Corporation.

Board Leadership Structure

Michael B. Richings is the Chairman of the Board and is considered under securities laws to be an independent director.  All of the members of the Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee are independent directors and each of such committees meets regularly without management present.  The Board has reviewed the Corporation’s current Board leadership structure in light of the composition of the Board, the Corporation’s size, the nature of the Corporation’s business, the regulatory framework under which the Corporation operates, the Corporation’s share base, the Corporation’s peer group and other relevant factors, and has determined that having a non-executive Chairman of the Board with the valuable experience and knowledge of the Corporation that Mr. Richings possesses is currently the most appropriate leadership structure for the Corporation.

The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation’s management.  The independent directors met together 6 times during 2014.  The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  In addition, the Board of Directors meets periodically with the Corporation’s auditor without management present.  Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

A number of directors of the Corporation hold directorships with other issuers.  Details of those other directorships can be found above in the table under the heading “Particular Matters to be Acted Upon - Election of Directors”.

Director	Board Meetings (Attended/Held)	Audit Committee Meetings (Attended/Held)	Corporate Governance and Nominating Committee Meetings (Attended/Held)	Compensation Committee Meetings (Attended/Held)	HSE&SR Committee Meetings (Attended/Held)
John M. Clark	6/6	4/4	2/2	3/3	N/A
Frederick H. Earnest	6/6	N/A	N/A	N/A	4/4
W. Durand Eppler	5/6	1/2(1)	N/A	1/1(1)	4/4
C. Thomas Ogryzlo	6/6	4/4	2/2	3/3	N/A
Michael B. Richings	6/6	N/A	N/A	N/A	4/4
Tracy A. Stevenson	6/6	4/4	2/2	3/3	N/A

_____________________________

(1)W. Durand Eppler became a member of the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee effective April 29, 2014.   The Audit Committee held two meetings between May 1, 2014 and December 31, 2014. The

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Corporate Governance and Nominating Committee did not hold any meetings between May 1, 2014 and December 31, 2014.  The Compensation Committee held one meeting between May 1, 2014 and December 31, 2014.

None of the incumbent directors of the Corporation attended fewer than 80% of the Board meetings in 2014.

The President and Chief Executive Officer of the Corporation is required to attend annual general meetings.  Attendance by other directors is discretionary.    All directors attended the 2014 annual general meeting.

Mandate of the Board of Directors

Pursuant to the British Columbia Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation.  The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation.  Under this mandate, the Board is responsible for (i) the stewardship of the business and affairs of the Corporation; (ii) supervising the management of the business and affairs of the Corporation; (iii) providing leadership to the Corporation by practicing responsible, sustainable and ethical decision making; (iv) ensuring that all major issues affecting the Corporation are given proper consideration; and (v) directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Corporation have been met. In addition, the Board of Directors is also responsible for succession planning and the integrity of the Corporation’s disclosure controls and procedures, internal controls over financial reporting and management information systems.  In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management.  The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders.

Position Descriptions

The Board of Directors has not developed written position descriptions for the Chair of the Board of Directors, the Chair of each committee, or the Chief Executive Officer.  Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices.

The Chair of each committee of the Board of Directors is identified below under the heading “Corporate Governance - Board of Directors - Committees of the Board of Directors”.

Orientation and Continuing Education

New Board members receive comprehensive orientation regarding the role of the Board of Directors, its committees and the directors, as well as the nature and operations of the Corporation’s business.  As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors’ duties.

Ethical Business Conduct

On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Ethics was amended on March 2, 2009, March 5, 2013 and March 4, 2014.  An integral part of the Code of Ethics is the policy that the Corporation will be managed with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation.  The Code of Ethics (as amended) is available on the Corporation’s website at www.vistagold.com.  The Code of Ethics applies to all directors, officers and employees of the Corporation, including the Corporation’s Chief Executive Officer and Chief Financial Officer. The Board of Directors, through the Corporate Governance and Nominating Committee, is responsible for monitoring compliance with the Code of Ethics.  The Corporate Governance and Nominating Committee reviews with management any issues with respect to compliance with the Code of Ethics.  The Corporation intends to disclose any amendments to the Code of Ethics and if any waiver from a provision of its Code of Ethics is granted to a director or officer of the Corporation on its website. No waivers were granted from the requirements of the Corporation’s Code of Ethics during the year ended December 31, 2014, or during the subsequent period through to the date of this Information Circular.

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The Board of Directors ensures, through the Corporate Governance and Nominating Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Ethics sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance and Nominating Committee.  Members of the Corporate Governance and Nominating Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Diversity

Pursuant to the Corporate Governance and Nominating Committee Charter, at least annually the Corporate Governance and Nominating Committee performs a review and evaluation of the proportion of female employees at the Corporation, in executive positions and on the Board and reports to the Board on the results of this review and evaluation.  As at March 18, 2015, there are no female directors or executive officers of the Corporation.  Diversity of the Board and the executive officers of the Corporation is one of many factors considered in the selection of candidates as potential directors or executive officers.  At this time the Corporation has not adopted a target regarding the representation of women on the Board or in executive officer positions.  The Corporation is of the view that its current practice of considering diversity as one of many factors in selecting candidates as potential directors or executive officers permits the Corporation to balance the benefit of diversity with other relevant considerations.

Committees of the Board of Directors

During 2014, there were four standing committees of the Board of Directors: the Audit Committee; the Corporate Governance and Nominating Committee; the Compensation Committee; and the Health, Safety, Environmental and Social Responsibility Committee, each described below.  Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent.  All of the directors on each committee, except the Health, Safety, Environmental and Social Responsibility Committee, are “independent” within the meaning of Section 803A of the NYSE MKT Company Guide and within the meaning of National Instrument 52-110 – Audit Committees (“NI 52-110”).    The Board assesses the effectiveness of its committees annually.

The effectiveness of the Board and its committees is considered periodically.  Each committee of the Board evaluates its own effectiveness annually and at least annually, the Board evaluates the performance of each of tis committees.  In addition, the Corporate Governance and Nominating Committee evaluates the effectiveness of the Board as a whole, considering the size, composition, diversity, operation, practice, tenure policies and adequacy and quality of information provided by management of the Corporation for Board meetings.  As well as the foregoing periodic evaluations, in 2014, each director completed a confidential evaluation of the Board and its committees.  The results of these confidential evaluations were summarized by legal counsel and presented to the Board.

Audit Committee

The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee is chaired by John M. Clark.  Its other members as of the date of this Information Circular are W. Durand Eppler, C. Thomas Ogryzlo and Tracy A. Stevenson. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE MKT Company Guide, and is “independent” and “financially literate” within the respective meaning of such terms in NI 52-110.  In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified John M. Clark as the “Audit Committee Financial Expert” and has confirmed that John M. Clark is “financially sophisticated” within the meaning of NYSE MKT Company Guide Section 803(B)(2).  No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years.  The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities. The directors are responsible for monitoring (i) the Corporation’s accounting and financial reporting processes; (ii) the integrity of the financial statements of the Corporation;, (iii) compliance by the Corporation with legal and

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regulatory requirement; (iv) the independent auditor’s qualifications, independence and performance; and (v) business practices and ethical standards of the Corporation.  A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.  The Audit Committee met four times during the fiscal year ended December 31, 2014.  Additional information about the Audit Committee is contained below under the heading “Corporate Governance - Audit Committee Report”.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is chaired by C. Thomas Ogryzlo.  Its other members as of the date of this Information Circular are W. Durand Eppler, Tracy A. Stevenson and John M. Clark.  The Corporate Governance and Nominating Committee’s functions are (i) identify individuals qualified to become members of the Board and to recommend to the Board candidates for election or re-election as directors; (ii) recommend to the Board director nominees for each Board committee; (iii) consider issues and report to the Board with respect to corporate governance matters; and (iv) review and assess the Corporation’s governance policies.    In addition, the Corporate Governance and Nominating Committee reviews related party transactions involving the Corporation. The Corporate Governance and Nominating Committee met twice during the fiscal year ended December 31, 2014.

The Corporate Governance and Nominating Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Corporation in society.  The Corporate Governance and Nominating Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  From time to time the Corporate Governance and Nominating Committee recommends qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board.  Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance and Nominating Committee.  In addition, subject to the advance notice requirements contained in the Corporation’s Articles, shareholders may nominate directors at an annual general meeting.

The Corporate Governance and Nominating Committee oversees the evaluation of the Board composition and members.  Annually, the Corporate Governance and Nominating Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making.  The Corporate Governance and Nominating Committee believes it is in the best interests of the Corporation when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination.  The Corporate Governance and Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The Corporate Governance and Nominating Committee reviews the size of the Board of Directors annually.  A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board of Directors believes that its present size effectively fulfils this goal.  The Corporate Governance and Nominating Committee recommended the nominees in this Information Circular for directors.

The Corporate Governance and Nominating Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees or a written policy relating to the identification and nomination of women directors.  Also, the Corporation has not adopted term limits for the directors on the Board.  The Corporation has not adopted such formal policies or term limits because it is of the view that such policies are not necessary at this time because the diversity of the Board (including the representation of women and visible minorities on the Board) and tenure are factors the Corporate Governance and Nominating Committee considers in making its recommendations.

The Corporation’s Corporate Governance and Nominating Committee Charter is available on the Corporation’s website at www.vistagold.com.

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Compensation Committee

The Compensation Committee is chaired by Tracy A. Stevenson.  Its other members as of the date of this Information Circular are W. Durand Eppler, John M. Clark and C. Thomas Ogryzlo.  The Compensation Committee’s functions are to review and recommend to the Board of Directors compensation policies and programs of the Corporation, as well as salary and benefit levels for its executives. Except for delegation by the Compensation Committee of its responsibilities to a sub-committee of the Compensation Committee, the Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Compensation Committee’s process for the recommendation of the Corporation’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below under the heading “Executive Compensation – Compensation Discussion and Analysis.”

The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent.  The Compensation Committee met three times during the fiscal year ended December 31, 2014.    The duties of the Compensation Committee are described in its charter, which is available on the Corporation’s website at www.vistagold.com and is reviewed annually.

Health, Safety, Environmental and Social Responsibility Committee

The Health, Safety, Environmental and Social Responsibility Committee is chaired by W. Durand Eppler.  Its other members are Frederick Earnest and Michael Richings. The primary purpose of the Health, Safety, Environment and Social Responsibility Committee is to assist the Board in its oversight of: (i) health, safety, environmental and community risks; (ii) the Corporation’s compliance with applicable legal and regulatory requirements; (iii) the Corporation’s performance in relation to health, safety, environmental and social responsibility matters; (iv) the performance and leadership of the health, safety, environmental and social responsibility functions of the Corporation; and (v) the Corporation’s external reporting with respect to health, safety, environmental and social responsibility matters.

The Health, Safety, Environment and Social Responsibility Committee met four times during the fiscal year ended December 31, 2014.  The duties of the Health, Safety, Environment and Social Responsibility Committee are described in its charter, which is available on the Corporation’s website at www.vistagold.com and is reviewed annually.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Corporation’s website under the headings “Investors” then “Corporate Governance” then “Board of Directors”. Shareholders may also send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981‑1185.  All communications addressed to the Chief Executive Officer will be received and reviewed by that officer.  The receipt of concerns about the Corporation’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board’s Role in Risk Oversight

The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Corporation.  The Corporation faces a variety of risks, including credit risk, liquidity risk and operational risk.  The Board believes an effective risk management system will: (i) timely identify the material risks that the Corporation faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Corporation’s risk profile; and (iv) integrate risk management into the Corporation’s decision-making.

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Risk oversight begins with the Board of Directors and the Audit Committee.  The Audit Committee is chaired by John M. Clark and three other independent directors sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management.  The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.  The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Corporation’s risk management processes.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Corporation’s effectiveness in identifying and appropriately controlling risks.

The Corporation also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee.  Our risk management framework is designed to:

•	provide that risks are identified, monitored, reported and quantified properly;
•	define and communicate the types and amount of risk the Corporation is willing to take;
•	communicate to the appropriate management level the type and amount of risk taken;
•	maintain a risk management organization that is independent of the risk-taking activities; and
•	promote a strong risk management culture that encourages a focus on risk-adjusted performance.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Corporation’s corporate strategy and day-to-day business operations.  The Board also continually works, with the input of the Corporation’s executive officers, to assess and analyze the most likely areas of future risk for the Corporation.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005, 2009 and 2013, which is reviewed annually.  Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and Section 803(B)(2) the NYSE MKT Company Guide and “independent” and “financially literate” within the meaning of such terms in NI 52-110.  In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified John M. Clark as the “Audit Committee Financial Expert.”  A copy of the Audit Committee Charter is available on the Corporation’s website at www.vistagold.com.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be nominated for shareholder approval as the Corporation’s independent auditor.  The Audit Committee is responsible for recommending to the Board of Directors that the Corporation’s financial statements and the related management’s discussion and analysis be included in its annual report.  The Audit Committee took a number of steps in making this recommendation for fiscal year 2014.

First, the Audit Committee discussed with EKS&H LLLP those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 – the Auditor’s Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with EKS&H LLLP the independence of EKS&H LLLP and received from EKS&H LLLP the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or

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supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Corporation’s management and EKS&H LLLP, the Corporation’s audited consolidated balance sheets at December 31, 2014, and consolidated statements of income, cash flows and shareholders’ equity for the fiscal year ended December 31, 2014.

Based on the discussions with EKS&H LLLP concerning the audit, the independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation’s financial statements and the related management’s discussion and analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Submitted on behalf of the Audit Committee

John M. Clark (Chairman)
W. Durand Eppler

C. Thomas Ogryzlo

Tracy A. Stevenson

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Executive Officers

As of March 18, 2015, the executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:

Name, Position and Age	Held Office Since	Business Experience During Past Five Years
Frederick H. Earnest, President, Chief Executive Officer and Director, Age - 53	August 1, 2007 – January 1, 2012 (President, Chief Operating Officer and Director) January 1, 2012 (President, Chief Executive Officer and Director)

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Director of Midas Gold Corp. from April 2011 to April 2014; Former Chief Operating Officer of the Corporation from August 2007 to January 2012. Mr. Earnest has over 25 years of experience in the mining industry where he has worked in the development, construction, operation and turnaround of gold, base metal, and industrial minerals operations. He has extensive international experience with more than 10 years in Latin America.  Mr. Earnest holds a B.S. in mining engineering from the Colorado School of Mines.

John F. Engele, Senior Vice President and Chief Financial Officer, Age-63	May 29, 2012

John F. (Jack) Engele was appointed Senior Vice President and Chief Financial Officer of the Corporation on May 29, 2012. Mr. Engele has over 25 years of experience in the gold mining industry where he has worked with senior and mid-tier gold producers. He served as Senior Vice President and Chief Financial Officer of Electrum Ltd., a privately funded global gold exploration company, from May 2007 to May 2012. He has also served in senior financial management positions with AngloGold Ashanti Limited (North America Division), Queenstake Resources and Echo Bay Mines Ltd. where he was involved in mine construction, mine start-ups and mine operations. He also has significant experience in regulatory reporting, corporate governance and strategic planning. He holds an MBA from Regis University and is a certified management accountant in Canada.

John W. Rozelle, Senior Vice President, Age-60	August 1, 2012

Senior Vice President of the Corporation since August 2012; Vice President of Technical Services of the Corporation from May 2011 to August 2012.  Manager of the Mineral Resource Division of Tetra Tech from September 2007 to May 2011.  Mr. Rozelle has more than 30 years of experience as an economic geologist in the mining industry with both operating and consulting companies.  Mr. Rozelle has experience with a large number of gold deposits worldwide, having been involved with the estimation and quantification of mineral resources, as well as management of economic studies as a project manager.  Mr. Rozelle has a B.A. in geology from State University of New York Platsburg and a M.Sc. in geochemistry from the Colorado School of Mines. Mr. Rozelle is a “Qualified Person” under Canadian National Instrument 43-101 guidelines.

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To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Executive Compensation

Compensation Discussion and Analysis

Compensation Program Objectives

The Corporation’s compensation programs and policies are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation’s business.  The programs and policies are intended to provide management with the means to attract and retain capable and experienced people.  The Compensation Committee’s role and philosophy is to ensure that the Corporation’s compensation practices, as applied to the actual compensation paid to the Corporation’s executive officers, are aligned with the Corporation’s overall business objectives and with shareholder interests.

The Compensation Committee considers a variety of factors when determining compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall technical, professional and experience needs of the Corporation, the competitive requirements to attract and retain key employees, and the Compensation Committee’s assessment of the position requirements for each executive’s role in the Corporation. The Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and discretion.

In 2013 the price of gold and the value of gold equities declined significantly.  Following this precipitous drop in gold price, management and the Board implemented a series of actions to reduce costs and conserve cash.  These programs were continued through 2014.

Consistent with the principle of aligning Corporate compensation with Corporate objectives and with shareholders’ interests, all members of senior management, in consultation with the Compensation Committee, accepted a voluntarily 20% reduction to base compensation together with voluntary elimination of discretionary incentive payments under the Corporation’s Short Term Incentive Plan (“STIP”).  These changes to management compensation took effect August 1, 2013 and are expected to remain in effect until such time as market conditions show improvement.  The Board of Directors will determine when it is appropriate to restore base compensation levels and annual discretionary incentive awards.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews and recommends to the Board of Directors the compensation policies and programs of the Corporation, as well as salary and benefit levels for individual executives. The President and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee when his compensation is being discussed.  The executive officers prepare and present to the Compensation Committee, such surveys, analyses, reports and recommendations, as the Committee may request, including industry surveys, as discussed above.  The Board of Directors makes the final determination regarding the Corporation’s compensation programs and practices.

Elements of the Corporation’s Compensation Program for Fiscal Year 2014

The total compensation plan for executive officers is comprised of the following components: base salary and stock awards under the Stock Option Plan, the Short Term Incentive Plan and/or the Long Term Equity Incentive Plan.

There is no set policy or target regarding allocation between cash and non-cash elements of the Corporation’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation’s executives on an individual basis, against the backdrop of the compensation goals and objectives and the industry compensation data described above, and makes recommendations to the Board of Directors concerning each of the individual components of compensation.

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Base Salary

As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each executive position and determines placement of the employee at an appropriate level in a range.  Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer.  Salaries for the Corporation’s executive officers are reviewed at least annually to reflect external factors such as market and inflation as well as overall corporate performance and the results of internal performance reviews.

Short Term Incentive Plan

The Corporation’s STIP generally allows executive officers and management personnel to earn discretionary incentive payments based on a percentage of base salary. All executive officers and management personnel participate in the STIP. Mr. Earnest, the President and Chief Executive Officer of the Corporation is entitled to earn a discretionary incentive payment in an amount determined annually by the Board of Directors. However, the performance of the President and CEO is generally evaluated using the same performance objectives as are applied to other executive officers and management personnel.

The Compensation Committee determines executive incentive compensation considering three primary factors:  (1) corporate liquidity; (2) achievement of overall corporate goals, which are established at the start of each year; and,  (3) individual performance.

Although the 2014 corporate goals were substantially achieved, the Corporation’s need to preserve liquidity precluded payment of any annual cash bonus.

In 2014 the overall corporate goals were divided into two broad categories as follows:

1.

Corporate objectives including corporate performance such as seeking ways to improve corporate valuation measured against a peer group; financial performance as indicated by controlling costs and ensuring the Corporation remains adequately financed; compliance with all securities regulations; and conducting the Corporation’s business in an ethical and environmentally sound manner while ensuring all operations are conducted to protect employee safety and health.

2.

Project advancement at Mt Todd with specific objectives including establishing a process for cost sharing with the government of The Northern Territory, Australia; identifying optimization and value creating opportunities for the project; reaching an agreement with the Jawoyn Association Aboriginal Corporation with respect to their rights to participate in the project; and obtaining approval of the final Environmental Impact Statement.

The following table summarizes the criteria and weighting used to evaluate the performance of the executive officers.  It summarizes the target and maximum discretionary incentive payments contemplated under the STIP and shows that no payments were made in 2014.

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	Performance Objectives and Relative Importance					Target Bonus as a	Maximum Bonus as a	Bonus paid in 2014 as a
	Corp. Performance	Financial	Project Advance	Compliance	Leadership Succession	percentage of salary	percentage of salary	percentage of salary
Frederick H. Earnest, President and Chief Financial Officer	High	High	High	High	High	50%	100%	0%
John F. Engele, Senior Vice President and Chief Financial Officer	High	High	Medium	High	Medium	50%	75%	0%
John W. Rozelle, Senior Vice President	High	Medium	High	High	Medium	50%	75%	0%

Stock Incentive Awards

The description of the Corporation’s Stock Option Plan hereunder is based on the current plan, without giving effect to the proposed amendments contemplated under the heading “Particulars of Matters to be Acted Upon - Approval of Amendments to the  Stock Option Plan”.

The Corporation provides stock based incentives to employees and directors under two separate plans (collectively, the “Stock Plans”), which are designed to align compensation with the enhancement of shareholder value.

The Corporation’s Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares of the Corporation.

The Corporation’s LTIP is intended to complement the Stock Option Plan. The LTIP provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of restricted stock (“Restricted Stock”) or restricted share units (“RSUs”) of Common Shares of the Corporation.

The maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Plans (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares issued and outstanding as of the date of the grant on a non-diluted basis.  As of March 18, 2015 an aggregate of 5,950,329 Common Shares (or 7.2% of the total number of issued and outstanding Common Shares) are issuable under the Stock Plans and 2,288,723 Common Shares (or 2.8% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Plans.  As of March 18, 2015, the total number of shares issuable under the Stock Plans comprised (i) 2,257,500 Common Shares (or 2.7% of the total number of issued and outstanding Common Shares) issuable upon the exercise of vested options granted under the Stock Option Plan and (ii) 3,692,829 Common Shares (or 4.5% of the total number of issued and outstanding Common Shares) issuable upon the vesting of RSUs granted under the LTIP.

Further details of the objectives and operations of each of the Stock Plans is  discussed in the sections below.

Stock Option Plan

The Stock Option Plan is intended to emphasize management’s commitment to and alignment of compensation with the enhancement of shareholders’ equity through, for example, improvements in operating results, resource base and  an increase in the share price.

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The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares issued and outstanding as of the date of the grant on a non-diluted basis.

The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time.  The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period pursuant to options under the Option Plan, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis.  Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive stock options under the Stock Option Plan (“Optionees”), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the NYSE MKT or the TSX, at the Board of Directors’ discretion, on the last trading day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant provided that, if the expiry date of an option occurs during a blackout period, such expiry date shall be deemed to be extended to the date that is the 10th business day after the last day of the applicable blackout period. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Pursuant to the terms of the Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for “cause” (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such option.

The Board may amend the Stock Option Plan at any time; provided, however that no such amendment may, without the consent of an optionee, adversely alter or impair any option previously granted to such optionee. Any amendment to be made to the Stock Option Plan or an option is subject to the prior approval of the TSX and the NYSE MKT and shareholders of the Corporation, if required by the rules of the TSX and the NYSE MKT. The Board has the power and authority to approve amendments relating to the Stock Option Plan or a specific option without further approval of the shareholders of the Corporation, to the extent that such amendments relate to, among other things: (a) altering, extending or accelerating the terms of vesting applicable to any option or group of options; (b) altering the terms and conditions of vesting applicable to any option or group of options; (c) changing the termination provisions of an option, provided that the change does not entail an extension beyond the original expiry date of such option; (d) accelerating the expiry date of options; (e) the application of sections 6.8 and 6.9 of the Stock Option Plan; (f) effecting amendments respecting the administration of the Stock Option Plan; (g) amending the definitions contained within the Stock Option Plan; (h) effecting amendments of a “housekeeping” or administrative nature; (i) effecting amendments necessary to comply with the provisions of applicable laws (including the rules, regulations and policies of the TSX and the NYSE MKT), or necessary or desirable for any advantages or other purposes of any tax law; (j) amending or modifying the mechanics of exercise of the options; and (k) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including the rules, regulations, and policies of the TSX and the NYSE MKT). No amendment of the

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Stock Option Plan may contravene the requirements of the TSX and the NYSE MKT or any securities commission.  Certain amendments to the Stock Option Plan may not be made without shareholder approval and in some cases without disinterested shareholder approval.

Long Term Equity Incentive Plan

The description of the Corporation’s LTIP hereunder is based on the current plan, without giving effect to the proposed amendments contemplated under the heading “Particulars of Matters to be Acted Upon - Approval of Amendments to Long Term Equity Incentive Plan”.

The purpose of the LTIP is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries, and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

The LTIP is intended to complement (not replace) the Stock Option Plan.

The LTIP provides for grants of awards to directors, officers, employees and consultants of the Corporation or its affiliates.  “Participant” when used in this Information Circular means employee and consultant participants, but not director participants.

The maximum number of Common Shares available for issuance under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan is 10% of the issued and outstanding Common Shares on a non-diluted basis.  The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period under the LTIP, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. The total number of Common Shares issuable to director participants under the LTIP shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual Award value of $100,000 per director participant.

The LTIP is administered by the Compensation Committee (as delegated by the Board of Directors).  The Compensation Committee determines the persons to whom awards are to be made; determines the type, size, terms and conditions of awards; determines the prices to be paid for awards; interprets the LTIP; adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the LTIP; and makes all other determinations and takes all other actions it believes are necessary or advisable for the implementation and administration of the LTIP.

Restricted Share Units:

The LTIP provides that the Compensation Committee may, from time to time and in its sole discretion, grant awards of RSUs to any Participant or director participant. RSUs are not Common Shares, but rather represent a right to receive from the Corporation at a future date newly-issued Common Shares. All grants of RSUs are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

The Compensation Committee has the authority to make the receipt of Common Shares under the RSUs conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee determines in its discretion.  The duration of the vesting period and other vesting terms applicable to a grant of RSUs shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration.  Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award (defined below) under the LTIP to a period of less than one year in duration.

Upon expiry of the applicable vesting period or at such later date as may be otherwise specified in the award agreement, the RSUs are redeemed and a share certificate representing the Common Shares issuable pursuant to

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the RSUs will be registered in the name of the Participant or director participant, or as the Participant or director participant may direct, subject to applicable securities laws.

RSUs are settled in Common Shares, unless the Corporation offers the Participant or director participant the right to receive cash in lieu of Common Shares based on the Fair Market Value (as defined in the LTIP) that such Common Shares would have at the time of settlement and the Participant or director participant, in its discretion, so elects.

Restricted Stock:

The Compensation Committee may, from time to time, grant Participants or director participants, subject to the terms and conditions of the LTIP and any additional terms and conditions determined by the Compensation Committee, Common Shares subject to certain restrictions imposed by the Compensation Committee (“Restricted Stock” together with RSUs, “Awards”).  All grants of Restricted Stock are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

The Compensation Committee has the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of Restricted Stock shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award under the LTIP to a period of less than one year in duration.

Common Shares of Restricted Stock are subject to such restrictions as the Compensation Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on, or prohibition against, the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee deems appropriate.

The Corporation shall issue and hold share certificates registered in the name of each Participant or director participant granted Restricted Stock under the LTIP. The share certificates shall bear a legend referring to the award agreement and the possible forfeiture of such shares of Restricted Stock.

Except as otherwise determined by the Compensation Committee, upon a Termination Date (as defined in the LTIP) during the applicable vesting period, all applicable Awards at such time not yet vested shall be forfeited by the Corporation and thereafter will be available for grant under the LTIP.  Except as otherwise determined by the Compensation Committee, upon a Termination Date that occurred as a result of the death, disability or retirement of the Participant or director participant, all vested Awards will enure to the benefit of the Participant’s or the director participant’s heirs, executors and administrators.  Except as otherwise determined by the Compensation Committee, if a Participant’s employment, term of office or engagement is terminated for cause or in the case of a consultant participant, for breach of contract, any Awards held by the Participant (whether vested or not) are forfeited to the Corporation.  Except as otherwise determined by the Compensation Committee, where a director participant’s term of office is terminated for breach of the director participant’s fiduciary duty, then any Awards held by the director participant (whether vested or not) are forfeited to the Corporation.  The LTIP provides for a number of instances that permit the Compensation Committee accelerate the vesting of any outstanding Awards.

Unless otherwise determined by the Compensation Committee or the Board of Directors at or after the date of grant, if a Participant or director participant ceases to be a director, employee, officer or consultant of the Corporation or its subsidiaries within 12 months following a Change in Control (as defined in the LTIP) for any reason other than for cause, voluntary resignation (other than for good reason (as defined by the LTIP)), retirement, death or disability, each Award held by that Participant or director participant that is not fully vested on the date at which such person ceases to be a director, officer or consultant shall become free of all restrictions, conditions and limitations, and become fully vested.

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The Board shall have the discretion to authorize such steps to be taken as it may consider to be equitable and appropriate in the event of any Share Reorganization, Corporate Reorganization or Special Distribution (each of such terms as defined in the LTIP), including the acceleration of vesting in order to preserve proportionately the rights, value and obligations of the Participants or director participants holding Awards in such circumstances.

Subject to the rules, regulations and policies of the TSX, the NYSE MKT and applicable law, the Compensation Committee may, without notice or shareholder approval, at any time or from time to time, make certain amendments to the LTIP or a specific Award for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards; (ii) making any amendments to the general vesting provisions of an Award; (iii) changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award; (iv) accelerating the expiry date of an Award; (v) making any amendments to the provisions of the LTIP that relate to termination of employment in Section 5 of the LTIP; (vi) making any amendments to provide covenants of the Corporation in order to protect Participants; (vii) making any amendments not inconsistent with the LTIP as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and director participants, it may be expedient to make, including amendments that are desirable as a result of changes in law; (viii) making any amendments for the purposes of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error in the LTIP; (ix) making any amendments to any definitions in the LTIP; (x) effecting amendments respecting administration of the LTIP; and (xi) making amendments of a “housekeeping” or administrative nature.  Certain amendments under the LTIP may not be made without shareholder approval and in some cases, without disinterested shareholder approval.

No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee. Immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect, provided that any Awards held by a Participant or director participant that have vested at the Termination Date will enure to the benefit of the Participant or director participant’s heirs, executors and administrators.

Perquisites and Other Personal Benefits

The Corporation’s named executive officers are not generally entitled to significant perquisites or other personal benefits not offered to the Corporation’s employees.  The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is described further below under the heading “Executive Compensation - Pension and Retirement Savings Plans”.

Compensation for the Corporation’s Named Executive Officers in 2014

The Corporation’s named executive officers for the fiscal year ended December 31, 2014 were Frederick H. Earnest, who served as the Corporation’s President and Chief Executive Officer during the year ended 2014,  John F. Engele, who has served as the Corporation’s  Senior Vice President and Chief Financial Officer during the year ended December 31, 2014 and John W. Rozelle, who has served as the Corporation’s Senior Vice President during the year ended December 31, 2014.  The Corporation’s employment agreements with our named executive officers are described below under the heading “Executive Compensation - Executive Employment Agreements”.  The compensation paid to the Corporation’s named executive officers is described below under the heading “Executive Compensation - Summary Compensation Table”.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. The Corporation’s compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Compensation Committee will continue to design and administer the Corporation’s compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the

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Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Corporation’s employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

Submitted on behalf of the Compensation Committee

Tracy A. Stevenson (Chairman)
W. Durand Eppler

John M. Clark
C. Thomas Ogryzlo

The above filed report of the Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of the Corporation’s filings under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

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Summary Compensation Table

The table below sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by (i) those individuals who, during the fiscal year ended December 31, 2014, served as the Corporation’s President and Chief Executive Officer, (ii) Senior Vice President and Chief Financial Officer and (iii) the Corporation’s one other most highly compensated executive officer during the fiscal year ended December 31, 2014.  These officers are referred to in this Information Circular as the Corporation’s “named executive officers”.

Name and Principal Position	Year	Salary(7)	Bonus(7)	Stock Awards(1)	Option Awards (1)(2)	All Other Compensation (3)(4)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Frederick H. Earnest,	2014	$260,000	$–	$273,966	$7,538	$8,877	$550,381
President and Chief Executive Officer	2013	297,917	–	324,800	43,096	10,270	676,083
	2012	325,000	200,000	650,000	nil	18,552	1,193,552

John F. Engele,	2014	224,000	–	140,448	7,538	9,212	381,198
Senior Vice President and Chief Financial Officer (5)	2013	256,667	–	175,200	32,322	10,267	474,456
	2012	166,563	140,000	350,000	327,911	2,800	987,274

John W. Rozelle,	2014	180,000	–	95,172	7,538	6,610	289,320
Senior Vice President (6)	2013	206,250	–	112,800	32,322	7,660	359,032
	2012	195,833	90,000	225,000	nil	10,149	520,982

______________________________

(1)All securities under option are for Common Shares. No stock appreciation rights are outstanding. For assumptions regarding the valuation of Stock Awards and Option Awards, see note 10 to the Corporation’s audited annual financial statements for the year ended December 31, 2014 as filed with the Corporation’s Form 10-K on March 3, 2015.

(2)The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to the Stock Option Plan.

(3)Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the named executive officers unless otherwise noted.

(4)Represents the Corporation’s contribution under the Corporation’s Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See “Pension and Retirement Savings Plans”.

(5) John F. Engele was appointed Senior Vice President and Chief Financial Officer effective May 29,  2012.

(6)      John W. Rozelle was appointed Senior Vice President effective August 1, 2012.  Mr. Rozelle served as Vice President Technical Services from May 16, 2011 through August 1, 2012. Amounts are presented for the full year 2012

(7)         Consistent with the principle of aligning Corporate compensation with Corporate objectives and with shareholders’ interests, all members of senior management, in consultation with the Compensation Committee, accepted a voluntarily 20% reduction to base compensation together with voluntary elimination of discretionary incentive payments under the STIP.  These changes to management compensation took effect August 1, 2013 and are expected to remain in effect until the gold equity markets and/or the Corporation’s cash position improves. This determination will be made by the Compensation Committee.

Executive Employment Agreements

Employment Agreement with Frederick H. Earnest.  Frederick H. Earnest has been engaged under an employment contract effective September 23, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold U.S., Inc., its wholly-owned subsidiary.  From August 1, 2007 to January 1, 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and of Vista Gold U.S., Inc. Since January 1, 2012, Mr. Earnest has served as President and Chief Executive Officer of the Corporation.  Effective March 17, 2009, Mr. Earnest’s employment agreement was amended and restated, and it was further amended effective January 1, 2012, November 1, 2012 and March 12, 2014.

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Pursuant to the terms of his amended employment contract, Mr. Earnest is to receive an annual base salary of $325,000 and annual discretionary incentive payments.  The grant of any such incentive payment shall be in the sole discretion of the Board of Directors and shall be earned only after the grant thereof by the Board of Directors.  Mr. Earnest’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to the Corporation’s senior executive officers, including participation in any benefit plans and policies. Effective August 1, 2013, Mr. Earnest voluntarily participated in a 20% reduction to his salary and elimination of discretionary incentive payments under the STIP, which reductions are expected to remain in effect until such time as the Board of Directors decides that improved market conditions warrant a change.

In addition, in 2012, the Corporation granted Mr. Earnest 201,238 RSUs to receive 201,238 Common Shares under the LTIP.  In 2013, the Corporation granted Mr. Earnest a 5-year option to purchase 200,000 Common Shares in accordance with the Stock Option Plan and 406,000 RSUs to receive 406,000 Common Shares under the LTIP. in 2014, the Corporation granted to Mr. Earnest a 5-year option to purchase 25,000 Common Shares in accordance with the Stock Option Plan and 593,000 RSUs to receive 593,000 Common Shares under the LTIP.   See “– Outstanding Equity Awards and Options Exercised as at December 31, 2014 Table” below for a description of vesting and other terms applicable to Mr. Earnest’s options.

Employment Agreement with John F. Engele.  John F. Engele has been engaged under an employment contract effective May 29, 2012, pursuant to which he was initially engaged to serve as Senior Vice President  and Chief Financial Officer of the Corporation and Vista Gold U.S., Inc., its wholly-owned subsidiary.  Mr. Engele’s employment agreement was amended effective November 1, 2012 and March 12, 2014.

Pursuant to the terms of his amended employment contract, Mr. Engele is to receive an annual base salary of $280,000 and annual discretionary incentive payments.  The grant of any such incentive payment shall be in the sole discretion of the Board of Directors and shall be earned only after the grant thereof by the Board of Directors.  Mr. Engele’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Engele is also eligible to receive other benefits made available to the Corporation’s senior executive officers, including participation in any benefit plans and policies. Effective August 1, 2013, Mr. Engele voluntarily participated in a 20% reduction to his salary and elimination of discretionary incentive payments under the STIP, which reductions are expected to remain in effect until such time as the Board of Directors decides that improved market conditions warrant a change.

In addition, in 2012, the Corporation granted Mr. Engele a 5-year option to purchase 200,000 Common Shares in accordance with the Stock Option Plan and 108,359 RSUs to receive 108,359 Common Shares under the LTIP.  In 2013, the Corporation granted Mr. Engele a 5-year option to purchase 150,000 Common Shares in accordance with the Stock Option Plan and 219,000 RSUs to receive 219,000 Common Shares under the LTIP.  In 2014, the Corporation granted to Mr. Engele a 5-year option to purchase 25,000 Common Shares in accordance with the Stock Option Plan and 304,000 RSUs to receive 304,000 Common Shares under the LTIP.  See “Outstanding Equity Awards and Options Exercised as at December 31, 2014 Table” below for a description of vesting and other terms applicable to Mr. Engele’s options.

Employment Agreement with John W. Rozelle.  John W. Rozelle has been engaged under an employment contract effective May 16, 2011, pursuant to which he was initially engaged to serve as Vice President Technical Services of the Corporation and Vista Gold U.S., Inc., a wholly-owned subsidiary of the Corporation.  Since August 1, 2012, Mr. Rozelle has served as Senior Vice President of the Corporation.  Effective November  1,  2012, Mr. Rozelle’s employment agreement was amended.

Pursuant to the terms of his amended employment contract, Mr. Rozelle is to receive an annual base salary of $225,000 and annual discretionary incentive payments.  The grant of any such incentive payment shall be in the sole discretion of the Board of Directors and shall be earned only after the grant thereof by the Board of Directors.  Mr. Rozelle’s eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Rozelle is also eligible to receive other benefits made available to the Corporation’s senior executive officers, including participation in any benefit plans and policies. Effective August 1, 2013, Mr.

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Rozelle voluntarily participated in a 20% reduction to his salary and elimination of discretionary incentive payments under the STIP, which reductions are expected to remain in effect until such time as the Board of Directors decides that improved market conditions warrant a change.

In addition, in 2012, the Corporation granted Mr. Rozelle 69,659 RSUs to receive 69,659 Common Shares under the LTIP.  In 2013, the Corporation granted Mr. Rozelle a 5-year option to purchase 150,000 Common Shares in accordance with the Stock Option Plan and 141,000 RSUs to receive 141,000 Common Shares under the LTIP. in 2014, the Corporation granted to Mr. Rozelle a 5-year option to purchase 25,000 Common Shares in accordance with the Stock Option Plan and 206,000 RSUs to receive 206,000 Common Shares under the LTIP.  See  “Outstanding Equity Awards and Options Exercised as at December 31, 2014 Table” below for a description of vesting and other terms applicable to Mr. Rozelle’s options.

Grants of Plan Based Awards as at December 31, 2014 Table

A summary of plan-based awards granted during the year ended December 31, 2014 to named executive officers is set out in the table below.  All grants are of options under the Stock Option Plan and RSUs under the LTIP.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Shares Underlying Options	Exercise or Base Price of Option Awards(1) ($/sh)	Grant Date Fair Value of Stock and Option Awards
(a)	(b)	(i)	(i)	(k)	(l)
Frederick H. Earnest,	3/25/2014		25,000	0.52	0.52
President and Chief Executive Officer	7/29/2014	593,000			0.46

John F. Engele,	3/25/2014		25,000	0.52	0.52
Senior Vice President and Chief Financial Officer	7/29/2014	304,000			0.46

John W. Rozelle,	3/25/2014		25,000	0.52	0.52
Senior Vice President	7/29/2014	206,000			0.46

________________________________

(1) The base price for Common Shares underlying grants of RSUs awarded under the LTIP is the closing market price of the Common Shares on the NYSE MKT on the day prior to the date of the grant.  Pursuant to the terms of the Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Stock Option Plan is not less than the closing market price of the Corporation’s Common Shares on either the TSX or the NYSE MKT as of the day prior to the date of the grant.

The reported high and low trading prices of the Corporation’s Common Shares on the NYSE MKT for the 30 days prior to the date of the grants of the options and RSUs referred to above are set out in the table below.

	NYSE MKT
	High	Low
02/25/14 – 03/24/14 (Options)	$0.73	$0.52
06/29/14 – 07/28/14 (RSUs)	$0.52	$0.46

Outstanding Equity Awards and Options Exercised as at December 31, 2014 Table

A summary of the number and the value of the outstanding equity awards at December 31, 2014 held by the named executive officers is set out in the table below.

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Frederick H. Earnest,	120,000	nil	2.88	6/13/2016	80,495(1)	$22,950
President and Chief Executive Officer	50,000	nil	0.36	12/30/2018	406,000(2)	$115,750
	25,000	nil	0.52	3/25/2019	593,000(3)	$169,064

John F. Engele,	200,000	nil	3.14	8/13/2017	43,344(4)	$12,357
Senior Vice President and Chief Financial Officer	37,500	nil	0.36	12/30/2018	219,000(5)	$62,437
	25,000	nil	0.52	3/25/2019	304,000(6)	$86,670

John W. Rozelle,	100,000	nil	2.82	6/11/2016	27,864(7)	$7,944
Senior Vice President	37,500	nil	0.36	12/30/2018	141,000(8)	$40,199
	25,000	nil	0.52	3/25/2019	206,000(9)	$58,730

(1)

Each restricted stock unit represents a contingent right to receive one share of the Corporation’s common shares (“RSU’). RSU vests on September 5, 2015 subject to satisfaction of certain performance conditions.

(2)

Vesting of 162,400 of the RSUs will occur on August 9, 2016, subject to the reporting person meeting annual performance criteria. Vesting of the remaining 243,600 RSUs will occur on August 9, 2015 and is tied to share price performance of the Corporation’s common shares.

(3)

452,000 of the RSUs have the following vesting conditions: vesting of 40% of the RSUs will occur on July 29, 2017, subject to satisfactory performance evaluations for the reporting person during the three-year vesting period, vesting of the remaining 60% of the RSUs will occur on July 29, 2016; vesting is contingent upon share price performance criteria for the Corporation’s common shares during the 2-year vesting period. 141,000 of the RSUs have the following vesting conditions: 50% on July 29, 2015 and 50% on July 29, 2016.

(4)	RSU vests on September 5, 2015 subject to satisfaction of certain performance conditions.
(5)

Vesting of 87,600 of the RSUs will occur on August 9, 2016, subject to the reporting person meeting annual performance criteria. Vesting of the remaining 131,400 RSUs will occur on August 9, 2015 and is tied to share price performance of the Corporation’s common shares

(6)

243,000 of the RSUs have the following vesting conditions: vesting of 40% of the RSUs will occur on July 29, 2017, subject to satisfactory performance evaluations for the reporting person during the three-year vesting period. Vesting of the remaining 60% of the RSUs will occur on July 29, 2016; vesting is contingent upon share price performance criteria for the Corporation’s common shares during the 2-year vesting period. 61,000 of the RSUs have the following vesting conditions: 50% on July 29, 2015 and 50% on July 29, 2016.

(7)	RSU vests on September 5, 2015 subject to satisfaction of certain performance conditions.
(8)

Vesting of 56,400 of the RSUs will occur on August 9, 2016, subject to the reporting person meeting annual performance criteria. Vesting of the remaining 84,600 RSUs will occur on August  9, 2015 and is tied to share price performance of the Corporation’s common shares.

(9)

157,000 of the RSU’s have the following vesting conditions: vesting of 40% of the RSUs will occur on July 29, 2017, subject to satisfactory performance evaluations for the reporting person during the three-year vesting period, vesting of the remaining 60% of the RSUs will occur on July 29, 2016; vesting is contingent upon share price performance criteria for the Corporation’s common shares during the 2-year vesting period. 49,000 of the RSUs have the following vesting conditions: 50% on July 29, 2015 and 50% on July 29, 2016.

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No stock options were exercised in 2014 by a named executive officer.   50,000 RSUs held by Mr. Rozelle vested in 2014.

Pension and Retirement Savings Plans

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees.  Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees’ salaries.  The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

The employment agreements with Frederick H. Earnest, John F. Engele, and John W. Rozelle contain provisions which entitle each of them to payments following termination or alteration of their respective employment with the Corporation in the event of a material adverse change, or termination of employment following a change of control or termination of employment by the Corporation without just cause. Each individual, depending on the nature of the termination, will be entitled to continuation of salary, accrued vacation pay, and employer-paid fringe benefits, for a stated period of time.   Alternatively, each individual may elect to receive a lump sum payment of these amounts. In the event of termination following a change in control, each individual would also receive payment of amounts due under the STIP program. The total continuation period and lump sum benefit payment amounts between which the executives can choose are set out below.

“Material adverse change” means (i) the assignment of any duties that are substantially inconsistent with or materially diminish his respective position, or (ii) a material reduction in base salary or other compensation, or (iii) the relocation of the primary work location to any location more than 50 miles away from the primary work location as of the date of his applicable agreement.

 “Just cause” includes any of his (i) failure to perform assigned responsibilities that continues unremedied after written notice from the Corporation, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

“Change of control” means (i) any consolidation, merger, reorganization or other transaction of the Corporation that results in the shareholders owning less than the majority of the aggregate voting power, (ii) sale or disposition of all or substantially all of the Corporation’s assets or (iii) any transaction which results in the current Board ceasing to constitute the majority of the Board.

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Material adverse change:
Name	Period	Total benefit amount
Mr. Earnest	24 months	$794,917
Mr. Engele	18 months	$495,893
Mr. Rozelle	18 months	$388,415

Without just cause:
Name	Period	Total benefit amount
Mr. Earnest	24 months	$794,917
Mr. Engele	12 months	$333,941
Mr. Rozelle	12 months	$264,755

Change of control:
Name	Period	Total benefit amount
Mr. Earnest	24 months	$1,058,167
Mr. Engele	18 months	$635,893
Mr. Rozelle	18 months	$388,415

For a description of the treatment of outstanding options held by named executive officers upon termination, see “Executive Compensation –   Compensation Discussion and Analysis – Elements of the Corporation’s Compensation Program for Fiscal Year 2014 – Stock Incentive Awards – Stock Options” above.

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by named executive officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

Compensation of Directors

The following table sets forth a summary of the compensation earned by the directors of the Corporation during fiscal year ended December 31, 2014.

Name	Fees earned ($)	Stock awards ($)	Option Awards ($)	Total ($)
(a)	(b)(1)	(c)	(d)(2)	(e)
Michael B. Richings	54,000	34,650	2,412	91,062
John M. Clark	36,000	34,650	2,412	73,062
W. Durand Eppler	29,300	34,650	2,412	66,362
C. Thomas Ogryzlo	30,000	34,650	2,412	67,062
Tracy A. Stevenson	30,000	34,650	2,412	67,062

________________________________

(1)

Effective August 1, 2013, all Directors accepted a voluntary 20% reduction of their cash compensation, which reductions are expected to remain in effect until such time as the Board of Directors decides that improved market conditions warrant a change.

(2)

The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to the Corporation’s Stock Option Plan. For assumptions regarding the valuation of options, see note 10 to the Corporation’s audited annual financial statements for the year ended December 31, 2014 as filed with the Corporation’s Form 10-K on March 3, 2015.

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In 2014, each director earned a fee of $24,000.  In addition, the Chair of the Audit Committee earned $6,000 in 2014.  The Chairman of the Board earned an additional $24,000 in 2014.  The directors also earned a  fee ranging from $400 to $1,500 per meeting held during 2014.  In addition, during the fiscal year ended December 31, 2014,  each director was granted 75,000 RSUs to receive 75,000 Common Shares and a 5-year option to purchase 8,000 Common Shares. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings.  No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

Management of the Corporation compiled a comparative report of board compensation, which included the board compensation practices of nine comparable mining companies and summarized the information by director position and responsibility.  The information was presented to the non-executive directors, who then considered current board compensation independent of the executive directors.  In addition to the board compensation practices summarized in the report from management of the Corporation, the non-executive directors also considered market conditions and current financial circumstances and goals of the Corporation. Upon consideration of this information, the fees, stock awards and option awards specified in the table above were recommended by the non-executive directors and approved in a meeting of the Board of Directors with all directors present.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31,  2014 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $179,300, and (ii) to the executive officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of C$150,000, was $688,699.  This sum includes compensation paid to executive officers pursuant to retirement savings plan of $24,699.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation’s equity compensation plans as at December 31, 2014.  The Corporation’s equity compensation plans as of December 31, 2014 were the Stock Option Plan and the LTIP.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future grants under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	5,950,329	1.60	2,288,723
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	5,950,329	1.60	2,288,723

As of March 18, 2015,  3,692,829 RSUs are outstanding under the LTIP and 2,257,500 options are outstanding under the Stock Option Plan to acquire in aggregate 5,950,329 Common Shares, which RSUs and options have been granted to the directors, officers, employees and consultants of the Corporation.

Indebtedness of Directors and Officers

None of the current or former directors, executive officers or employees, nor any associates or affiliates of the foregoing persons is, as of the date hereof, indebted to the Corporation or any of its subsidiaries.

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Orders, Penalties and Settlement Agreements

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

(a)was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

(b)was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purposes of paragraph (a), above, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Matters to be Acted Upon

Except as described in this Information Circular, no (i) person who has been a director or executive officer of the Corporation at any time since the beginning of Corporation’s the last financial year, (ii) proposed nominee for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting (other than the election of directors).

Interest of Informed Persons in Material Transactions

Except as described in this Information Circular, no (i) informed person of the Corporation, (ii) proposed director of the Corporation, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or its subsidiaries.

Review, Approval or Ratification of Transactions with Related Parties

The Corporation has adopted a written policy for the review of transactions with related persons which is available on the Corporation’s website at www.vistagold.com. The policy requires review, approval or ratification of all

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transactions in which i) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year; (ii) the Corporation is a participant; and (iii) any directors, executive officers, significant shareholders and any immediate family member of the foregoing persons has a direct or indirect interest (other than solely as a result of being a less than 10% beneficial owner of another entity), subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include, among others, employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation’s proxy statement pursuant to the SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance and Nominating Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except for certain pre-approved transactions, a summary of which must be submitted to the Committee for review at its next following meeting.

In determining whether to approve or ratify related party transactions, the Corporate Governance and Nominating Committee will take into consideration, among other factors it deems appropriate, whether the transactions are on terms no less favorable to the Corporation than those available to unaffiliated third-parties under the same or similar circumstances and the extent of the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance and Nominating Committee may establish guidelines for the Corporation’s management to follow in its ongoing dealings with the related person.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation.  The Corporation has entered into employment agreements with Frederick H. Earnest, President and Chief Executive Officer John F. Engele, Senior Vice President and Chief Financial Officer, and John Rozelle, Senior Vice President as set forth above under the heading  “Executive Compensation – Executive Employment Agreements”.

Shareholder Proposals

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual general meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the Corporation’s shareholders in connection with the previous year’s annual general meeting. However, if the Corporation did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual general meeting of the Corporation will be November 27, 2015.  If a shareholder proposal is not submitted to the Corporation by November 27, 2015, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by February 11,  2016 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the Business Corporations Act (British Columbia); and (ii) certain requirements relating to the nomination of directors contained the Articles of the Corporation.  A shareholder wishing to make a proposal for consideration at an annual general meeting of the Corporation or wishing to nominate a person to act as a director of the Corporation should ensure they follow the applicable procedures set forth in the Business Corporations Act (British Columbia) and the Articles of the Corporation.

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Other Matters

Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting.  Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of the British Columbia or the Articles of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors, and persons who own more than 10% of the Corporation’s Common Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

Based solely on a review of the reports received by the SEC, furnished to the Corporation, or written representations from reporting persons that all reportable transactions were reported, the Corporation believes that, during the fiscal year ended December 31, 2014, the Corporation’s officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

Multiple Shareholders Sharing the Same Address

The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, the shareholder may receive copies by contacting the Corporate Secretary at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 27th day of March, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

Frederick H. Earnest

President and Chief Executive Officer

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APPENDIX “A”

FORM OF PROXY

VISTA GOLD CORP.

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
123

Holder Account Number

C1234567890 XXX

Fold

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 AM (Vancouver Time) on May 4, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup".

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

014RGA
CPUQC01.E.INT/000001/i1234

A-1

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

The undersigned, being a registered shareholder of Vista Gold Corp. (the "Corporation") hereby appoints: Frederick H. Earnest, or failing him, John F. Engele,

OR

Print the name of the person you are appointing if this person is someone other than the Nominees of Management and the Board of Directors of the Corporation.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the registered shareholder in accordance with the following direction (or if no directions or uncertain instructions have been given, "for" each matter) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Corporation to be held at the offices of Borden Ladner Gervias LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on May 6, 2015 at 10:00 AM (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. John M. Clark	☐	☐	02. Frederick H. Earnest	☐	☐	03. W. Durand Eppler	☐	☐
04. C. Thomas Ogryzlo	☐	☐	05. Michael B. Richings	☐	☐	06. Tracy A. Stevenson	☐	☐

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For Withhold

2. Appointment of Auditors

Appointment of **EKS&H LLLP,** as Auditors of the Corporation to hold office until the close of the next Annual General Meeting of the Corporation or until a successor is appointed and authorizing the Corporation's Board of Directors to fix their remuneration through the Audit Committee. ☐ ☐

For Against

3. Resolution Approving the Corporation's Stock Option Plan Amendments

To pass an ordinary resolution, the full text of which is set out in Appendix "B" to the accompanying Management Information and Proxy Circular, approving the amendments to the Corporation's Stock Option Plan. ☐ ☐

For Against

4. Resolution Approving the Corporation's Long Term Equity Incentive Plan Amendments

To pass an ordinary resolution, the full text of which is set out in Appendix "B" to the accompanying Management Information and Proxy Circular, approving the amendments to the Corporation's Long Term Equity Incentive Plan. ☐ ☐

For Against

5. Resolution Approving the Performance Goals

BE IT RESOLVED that the shareholders of Vista Gold Corp. approve the Section 162(m) performance goals governing annual incentive compensation for certain officers, as disclosed in the accompanying Management Information and Proxy Circular. ☐ ☐

For Against

To pass an ordinary resolution, the full text of which is set out in Appendix "B" to the accompanying Management Information and Proxy Circular, approving all unallocated options under the Corporation's Stock Option Plan. ☐ ☐

Fold

For Against

To pass an ordinary resolution, the full text of which is set out in Appendix "B" to the accompanying Management Information and Proxy Circular, approving all unallocated awards under the Corporation's Long Term Equity Incentive Plan ☐ ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

VGZQ 052701 XXXX AR0 999999999999

014RHA

A-2

APPENDIX “B”

TEXT OF ORDINARY RESOLUTIONS

Part I

Stock Option Plan Amendment Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1.the proposed amendments to the Stock Option Plan of Vista Gold Corp. (the “Corporation”) described in the Management Information and Proxy Circular (the “Information Circular”) of the Corporation dated March 20, 2015, the full text of which amendments are set out in Appendix “C” to the Information Circular, be and are hereby ratified, approved and confirmed; and

2.any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

Part II

LTIP Amendment Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1.the proposed amendments to the Long Term Equity Incentive Plan of Vista Gold Corp. (the “Corporation”) described in the Management Information and Proxy Circular (the “Information Circular”) of the Corporation dated March 20, 2015, the full text of which amendments are set out in Appendix “D” to the Information Circular, be and are hereby ratified, approved and confirmed; and

2.any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

Part III

Unallocated Options under the Stock Option Plan Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1. all unallocated options, rights and other entitlements under the Corporation’s Stock Option Plan are hereby ratified, approved and confirmed until April 30, 2018; and

2. any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

B-1

Part IV

Unallocated Awards under the LTIP Resolution

“BE IT RESOLVED, as an ordinary resolution, that:

1. all unallocated options, rights and other entitlements under the Corporation’s Long Term Equity Incentive Plan are hereby ratified, approved and confirmed until April 30, 2018; and

2. any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

B-2

APPENDIX “C”

MANDATE OF THE BOARD OF DIRECTORS

VISTA GOLD CORP.

(the “Corporation”)

MANDATE OF THE BOARD OF DIRECTORS

(Adopted March 2, 2009, as amended on March 5, 2013 and March 3, 2015

Stewardship of the Corporation

1.The Board of Directors of the Corporation (the “Board”) is responsible for:

(a)the stewardship of the business and affairs of the Corporation;

(b)supervising the management of the business and affairs of the Corporation;

(c)providing leadership to the Corporation by practicing responsible, sustainable and ethical decision making;

(d)ensuring that all major issues affecting the Corporation are given proper consideration; and

(e)directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Corporation have been met.

Director Obligations

2.Each Director has the responsibility to:

(a)attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;

(b)act honestly and in good faith with a view to the best interests of the Corporation; and

(c)exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Board Composition

3.A majority of the Board will, at all times, be independent directors as defined in then- current laws applicable to the Company.

4.The Board shall appoint a chair of the Board.  Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director.  The Board shall develop a written position description delineating the chair’s role.

5.To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Corporation.

Nomination of Directors

6.Prior to nominating or appointing individuals as directors, the Board will consider what competencies and skills the Board, as a whole, should possess and assess what competencies and skills each existing director possesses.  The Board will consider the appropriate size of the Board, with a view to facilitating effective decision making. In addition, the Board will consider diversity in the selection criteria of new Board members.

Board Meetings

7.The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

8.The independent members of the Board shall hold regular meetings at which non-independent members of the Board and members of management are not in attendance.

Committees of the Board

9.The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

(a)establish such committees of the Board (“Committees”) as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the “Audit Committee”);

(b)appoint directors to serve as members of each Committee;

(c)appoint a chair of each Committee to:

(i)provide leadership to the Committee,

(ii)manage the affairs of the Committee, and

(iii)ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

(d)regularly receive and consider reports and recommendations of each Committee, including, in particular, the Audit Committee reports and recommendations, particularly with respect to the Corporation’s annual audit and annual and quarterly reports and financial statements.

Supervision of Management

10.The Board is responsible to:

(a)select and appoint the Chief Executive Officer (“CEO”), establish CEO goals and objectives, and evaluate CEO performance and develop a written position description for the CEO which includes delineating management’s responsibilities;

(b)assist the CEO to select and appoint executive officers, establish executive officers’ goals and objectives, and monitor their performance;

(c)determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Corporation; and

(d)maintain a succession plan for the replacement of the CEO and other executive officers.

Corporate Governance

11.The Board is responsible to:

(a)develop the Corporation’s approach to corporate governance and annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the “Code”) and all other policies of the Corporation (collectively the “Governance Documents”);

(b)take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

(i)performing their duties ethically;

(ii)conducting business on behalf of the Corporation in accordance with the requirements and the spirit of the Governance Documents; and

(iii)fostering a culture of integrity throughout the Corporation;

(c)arrange for the public disclosure of the Governance Documents required by law to be publicly disclosed;

(d)ensure that all new directors receive a comprehensive orientation and that all new directors fully understand: (i) the role of the Board, its Committees and its directors; (ii) the commitment of time and resources that the Corporation expects; and (iii) the nature and extent of the Corporation’s business and operations; and

(e)provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Corporation’s business and operations remains current.

Communications

12.The Board is responsible to:

(a)approve and implement a disclosure policy which provides for disclosure and communications practices governing the Corporation; and

(b)approve and maintain a process for the Corporation’s stakeholders to contact the independent directors directly with concerns and questions regarding the Corporation.

Waivers and Conflicts

13.The Board is responsible for:

(a)monitoring compliance with the Code and reviewing departures from the Code;

(b)providing or denying waivers from the Code; and

(c)disclosing departures from the Code that constitute a material change (including material departures from the Code by directors or executive officers) and filing the required material change reports containing:

(i)the date of the departure;

(ii)the parties involved;

(iii)the reason why the Board has or has not sanctioned the departure; and

(iv)any measures taken to address or remedy the departure.

Strategic Planning

14.The Board has the duty to:

(a)adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Corporation’s business and operations, and regularly monitor the Corporation’s performance against its strategic plan;

(b)approve capital and operating budgets to implement the strategic plan;

(c)conduct periodic reviews of the Corporation’s resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and

(d)evaluate management’s analysis of the strategies of existing and potential competitors and their impact, if any, on the Corporation’s strategic plan.

Risk Management

15.The Board has the duty to:

(a)adopt a process to identify business risks and ensure appropriate systems to manage risks; and

(b)together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Corporation’s:

(i)disclosure controls and procedures;

(ii)internal control over financial reporting; and

(iii)management information systems.

Financial Management

16.The Board has the duty to:

(a)review and, on the advice of the Audit Committee, approve, prior to their public dissemination:

(i)interim and annual financial statements and notes thereto;

(ii)management’s discussion and analysis of financial condition and results of operations;

(iii)relevant sections of the annual report and management information circular containing financial information;

(iv)forecasted financial information and forward-looking statements; and

(v)all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

(b)approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

17.The Board shall have access to all books, records, facilities and personnel of the Corporation necessary for the discharge of its duties.

Advisors

18.The Board has the power, at the expense of the Corporation, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties.

APPENDIX “D”

CHANGE OF AUDITORS

Effective on June 20, 2014, the Corporation, upon recommendation from its audit committee, changed auditors from PricewaterhouseCoopers LLP, Denver, Colorado (“PwC”) to EKS&H LLLP, Denver, Colorado (“EKS&H”).  After completing a competitive process, the Corporation made the change as a result of ongoing efforts to reduce operating costs. On June 20, 2014 at the Corporation’s request and upon mutual agreement, PwC resigned as the independent registered public accounting firm of the Corporation.  The request for resignation of PwC was recommended and approved by the Corporation’s audit committee.

PwC’s reports on the Corporation’s consolidated financial statements for each of the past two fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinions and were not qualified or modified as to uncertainty, audit scope or accounting  principles.

During the two most recent fiscal years and the subsequent interim period through June 20, 2014, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Corporation’s consolidated financial statements for such years.

There have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the subsequent interim period through June 20, 2014.

PwC was provided the related disclosure on Form 8-K, and was provided a letter dated June 23, 2014 commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, which was attached as Exhibit 16.1 to the Form 8-K.

Effective June 20, 2014 the Corporation, upon the recommendation of its audit committee, engaged EKS&H as its principal independent registered public accountant.

During the Corporation’s two most recent fiscal years and through June 20, 2014, neither the Corporation nor anyone on its behalf has consulted with EKS&H regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, nor did EKS&H provide either a written report or oral advice that EKS&H concluded was as important factor considered by the Corporation in reaching a decision as to accounting auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) and the related instruction of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

D-1

APPENDIX “E”

Vista Gold Corp.

Long Term Equity Incentive Plan

as adopted on May 3,  ~~2010~~2010, as amended May 6, 2015

Vista Gold Corp.

Long Term Equity Incentive Plan

Article 1 PURPOSE
1.1	Purpose

The purpose of this ~~Plan~~Long Term Equity Incentive Plan (the “Plan”) is to assist Vista Gold Corp. (the “Corporation”) in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

Article 2 INTERPRETATION
2.1	Definitions

When used herein, unless the context otherwise requires, the following terms have the indicated meanings, respectively:

“Affiliate” has the meaning set forth in the Securities Act (Ontario), as amended from time to time;

“Associate” has the meaning set forth in the Securities Act (Ontario), as amended from time to time;

“Award” means any Restricted Share Unit or Restricted Stock granted under this Plan;

“Award Agreement” means a signed, written agreement between a Participant or a Director Participant and the Corporation, substantially in the form attached as Schedule A in the case of a RSU Award and substantially in the form attached as Schedule B in the case of a Restricted Stock Award, subject to any amendments or additions thereto as may, in the discretion of the Committee, be necessary or advisable, evidencing the terms and conditions on which an Award has been granted under this Plan;

“Black-Out ~~Expiration Term~~Period”   means ~~the period of time that commences with the end of a Black-Out Period and ends ten Business Days following the end of the Black-out Period;“Black Out Period” means the~~, with respect to an Award, any period ~~of time~~ during which the holder of the Award is not permitted to trade Common Shares pursuant to the policies of the Corporation ~~has imposed trading restrictions on its Insiders~~;

“Board” means the board of directors of the Corporation;

“Business Day” means a day, other than a Saturday or Sunday, on which the principal commercial banks in ~~the City of Vancouver, British Columbia and~~ the City of Denver, Colorado, are open for commercial business during normal banking hours;

“BCA” means the Business Corporations Act  (~~Yukon Territory~~British Columbia) and the regulations promulgated thereunder, both as amended from time to time;

“Change in Control” means the happening of any of the following events:

(i)

any transaction at any time and by whatever means pursuant to which (A) the Corporation goes out of existence ~~by any means~~, except for any corporate transaction or reorganization in which the proportionate voting power among holders of securities of the entity resulting from such corporate transaction or reorganization is substantially the same as the proportionate voting power of such holders of the Corporation’s voting securities immediately prior to such corporate transaction or reorganization or (B) any Person or any group of two or more Persons acting jointly or in concert (other than the Corporation, a wholly-owned Subsidiary of the Corporation, an employee benefit plan of the Corporation or of any of its wholly-owned Subsidiaries, including the trustee of any such plan acting as trustee) hereafter acquires the direct or indirect ~~“~~beneficial ownership~~” (as defined by the BCA)~~ of, or acquires the right to exercise control or direction over, securities of the Corporation representing 50% or more of the then issued and outstanding Common Shares in any manner whatsoever, including, without limitation, as a result of a take-over bid, an exchange of securities, an amalgamation of the Corporation with any other entity, an arrangement, a capital reorganization or any other business combination or reorganization;

(ii)	the sale, assignment or other transfer of all or substantially all of the assets of the Corporation to a Person other than a wholly-owned Subsidiary of the Corporation;
(iii)

the dissolution or liquidation of the Corporation except in connection with the distribution of assets of the Corporation to one or more Persons which were wholly-owned Subsidiaries of the Corporation immediately prior to such event;

(iv)

the occurrence of a transaction requiring approval of the Corporation’s shareholders whereby the Corporation is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, arrangement or otherwise by any other Person (other than a short form amalgamation or exchange of securities with a wholly-owned Subsidiary of the Corporation); or

(v)	the Board passes a resolution to the effect that, for the purposes of some or all of the Award Agreements, an event set forth in (i), (ii), (iii) or (iv) above has occurred;

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated under it;

“Common Shares” means the common shares in the capital of the Corporation and any other securities of the Corporation or any Affiliate or any successor that may be so designated by the Committee;

“Committee” has the meaning set forth in Section 3.2;

“Corporation” means Vista Gold Corp., a corporation continued under the laws of the ~~Yukon Territory~~Province of British Columbia, and any successor corporation;

“Consultant Participant” means an individual or a consultant company (other than an Employee Participant or a Director Participant) that:

(i)	is engaged to provide services to the Corporation or an Affiliate other than services provided in relation to a distribution of securities of the Corporation or an Affiliate;
(ii)	provides the services under a written contract with the Corporation or an Affiliate; and
(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate~~.~~,

and includes a Consultant Participant’s Permitted Assigns. For the purposes of this definition, “consultant company” means, with respect to an individual consultant, either (~~i~~A) a company of which the individual consultant is an employee or shareholder~~;~~ or (~~ii~~B) a partnership of which the individual consultant is an employee or partner;

“Corporate Reorganization” has the meaning set forth in Section ~~7.3~~8.3;

“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code;

“Date of Grant” means, for any Award, the date the Committee provides notice to a Participant or Director Participant of the grant of an Award (which, for greater certainty, shall be no earlier than the date on which the Committee meets for the purpose of granting such Award) or the date upon which the Award Agreement is entered into with the Participant or the Director Participant;

“Director Participant” means a director of the Corporation who is not an employee of the Corporation or an Affiliate and includes a Director Participant’s Permitted Assigns;

“Disabled” or “Disability” means the permanent and total incapacity of a Participant or a Director Participant as determined in accordance with procedures established by the Committee for purposes of this Plan;

“Disinterested Shareholder Approval” means approval by the shareholders of the Corporation excluding any votes of securities held directly or indirectly by Insiders benefiting directly or indirectly from the approval or amendment in accordance with the rules, regulations, and policies of any Exchange, securities commission or regulatory body;

“Employee Participant” means a current full-time or part-time employee or officer of the Corporation or an Affiliate (other than a Director Participant or a Consultant Participant) and includes an Employee Participant’s Permitted Assigns;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Exchanges” means the Toronto Stock Exchange and the NYSE ~~Amex~~MKT and such other exchanges upon which the ~~Corporation’s~~ Common Shares may become listed from time to time;

“Fair Market Value” means, with respect to any Common Share at a particular date, provided that such Common Shares are not then listed on any stock exchange in Canada or the United States, the fair market value as determined by the Board in its discretion; provided that if such Common Shares are then listed on the ~~Toronto Stock Exchange~~NYSE MKT, the Fair Market Value shall be the volume weighted average trading price of the Common Shares on the ~~Toronto Stock Exchange~~NYSE MKT for the ~~last~~ five trading days immediately prior to such date (or if such Common Shares did not trade on such exchange on such days, the average of the bid and ask prices of such Common Shares at the close of trading on such days); provided that in the event that such Common Shares are not then listed on such stock exchange, the Fair Market Value shall be determined based on the closing price of such Common Shares on any stock exchange in Canada or the United States on which such Common Shares are then listed on the last trading day prior to the particular date (or if such Common Shares did not trade on such exchange on such day, the average of the bid and ask prices of such Common Shares at the close of trading on such day);

“Good Reason” means:

(i)	material diminution in the Participant’s authority, duties or responsibilities assigned immediately prior to a Change in Control;
(ii)	a material reduction in the Participant~~'~~’s annual base salary in effect immediately prior to a Change in Control; or
(iii)	a requirement that the Participant be based at any office or location more than 50 miles from the Participant’s primary work location immediately prior to the Change in Control;

“Insider” has the meaning set forth in the Securities Act (Ontario), as amended from time to time, and includes Associates and Affiliates of such Person;

“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended from time to time;

“Participant” means an Employee Participant or a Consultant Participant but not a Director Participant;

“Performance Awards” has the meaning set forth in Section 5.1;

“Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings, including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per ~~common share~~Common Share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) ~~common stock~~Common Share price or total ~~stockholder~~shareholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified ~~market penetration,~~ geographic business expansion~~, customer satisfaction~~, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing.  Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation, a Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.  The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).  Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles, if applicable, and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles;

“Permitted Assign” has the meaning ~~assigned~~given to that term in NI 45-106;

“Person” includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his or her capacity as trustee, executor, administrator or other legal representative;

“Plan” means this ~~Vista Gold Corp.~~ Long Term Equity Incentive Plan of the Corporation;

“Restricted Share Unit” or “RSU” means a right to receive from the Corporation at some future date a newly-issued Common Share, which right is granted, as determined by the Committee, under Section 4.1;

“Restricted Stock” means any Common Shares granted under Section 4.5;

“Retirement” means retirement from active employment with the Corporation or an Affiliate in accordance with the policies of the Corporation in place from time to time or, with the consent for purposes of the Plan of such officer of the Corporation as may be designated by the Committee, at or after such earlier age and upon the completion of such years of service as the Committee may specify;

“Securities Act” means the United States Securities Act of 1933, as amended from time to time;

“Security Based Compensation Arrangement” has the meaning given to that term in the TSX Rules;

“Share Reorganization” has the meaning set forth in Section ~~7.2~~8.2;

“Special Distribution” has the meaning set forth in Section ~~7.4~~8.4;

“Termination Date” means, in the case of a Participant or Director Participant whose employment or term of office or engagement with the Corporation or an Affiliate terminates:

(i)	~~(i)~~ by reason of the Participant’s or Director Participant’s death, the date of death;
(ii)	~~(ii)~~ for any reason whatsoever other than death, the later of:

(A) in the case of a Participant whose employment is terminated by the Corporation or Affiliate, the last day of the minimum statutory notice period, if any, to which that Participant is entitled upon such termination pursuant to applicable employment and/or labour standards legislation; and

(B) the date designated by the Corporation or the Affiliate, as the case may be, as the last day of the Participant’s or Director Participant’s employment or term of office or engagement with the Corporation or the Affiliate, as the case may be~~;~~, provided that in the case of termination by reason of voluntary resignation by the Participant or Director Participant, such date shall not be earlier than the date that notice of resignation was received from such Participant or Director Participant~~;~~, and for greater certainty “Termination Date” in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Corporation or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire;

“TSX Rules” means Part VI of the Company Manual of the Toronto Stock Exchange, as amended from time to time; ~~and~~

“U.S. Taxpayer” shall mean a Participant or Director Participant who is a U.S. citizen, U.S. permanent resident or U.S. tax resident for the purposes of the Code~~.~~;

“Vesting Date” has the meaning set forth in Section 4.4; and

“Withholding Obligations” has the meaning set forth in Section 9.3.

2.1	Interpretation
(a)

Whenever the Board or, where applicable, the Committee is to exercise discretion in the administration of this Plan, the term “discretion” means the sole and absolute discretion of the Board or the Committee, as the case may be.

(b)	As used herein, the terms “Article”, “Section”, “Subsection” and “clause” mean and refer to the specified Article, Section, Subsection and clause of this Plan, respectively.

(c)	Words importing the singular include the plural and vice versa and words importing any gender include any other gender.
(d)	Whenever any payment is to be made or action is to be taken on a day which is not a Business Day, such payment shall be made or such action shall be taken on the next following Business Day.
(e)	In this Plan, a Person is considered to be a “Subsidiary” of another Person if:
(i)	it is controlled by,
(A)	that other, or
(B)	that other and one or more Persons, each of which is controlled by that other, or
(C)	two or more Persons, each of which is controlled by that other; or
(ii)	it is a Subsidiary of a Person that is that other’s Subsidiary.
(f)	In this Plan, a Person is considered to be “controlled” by a Person if:
(i)

(A) voting securities of the first-mentioned Person carrying more than 50% of the votes for the election of directors are held, directly or indirectly, otherwise than by way of security only, by or for the benefit of the other Person; and (B) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first‑mentioned Person;

~~(B)the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first‑mentioned Person;~~

(ii)

in the case where the first-mentioned Person is a partnership that does not have directors, other than a limited partnership, the second‑mentioned Person holds more than 50% of the interests in the partnership; or

(iii)	in the case where the first-mentioned Person is a limited partnership, the second‑mentioned Person is the general partner.
(g)	Unless otherwise specified, all references to money amounts are to ~~Canadian currency~~U.S. Dollars.

Article 3 ADMINISTRATION
3.1	Administration

Subject to Section 3.2, this Plan will be administered by the Board and the Board has sole and complete authority, in its discretion, to:

(a)	determine the Persons to whom grants under the Plan may be made;
(b)

make grants of Awards under the Plan relating to the issuance of Common Shares (including any combination of Restricted Share Units or Restricted Stock) in such amounts, to such Persons and, subject to the provisions of this Plan, on such terms and conditions as it determines including without limitation:

(i)	the time or times at which Awards may be granted;
(ii)	the conditions under which:
(A)	Awards may be granted to Participants or Director Participants; or
(B)	Awards may be forfeited to the Corporation,

including any conditions relating to the attainment of specified Performance Goals;

(iii)	whether restrictions or limitations are to be imposed on the Common Shares issuable pursuant to grants of Awards, and the nature of such restrictions or limitations, if any; and
(iv)	any acceleration of exercisability or vesting, or waiver of termination regarding any Award, based on such factors as the Board may determine;
(c)	interpret this Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan; and
(d)	make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan.

The Board’s determinations and actions within its authority under this Plan are conclusive and binding on the Corporation and all other persons.  The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or of a Subsidiary as the Board determines.

3.2	Delegation to Committee

To the extent permitted by applicable law and the Corporation’s articles, the Board may, from time to time, delegate to a committee (the “Committee”) of the Board all or any of the powers conferred on the Board under the Plan.  In connection with such delegation, the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board.  Any decision made or action taken by the Committee arising out of or in connection with the administration or interpretation of this Plan in this context is final and conclusive.  Notwithstanding any such delegation or any reference to the Committee in this Plan, except for Performance Awards made to Covered Employees, the Board may also take any action and exercise any powers that the Committee is authorized to take or has power to exercise under this Plan.  To the extent applicable in respect of certain Awards granted to a Participant who is a Section 16 officer or a Covered Employee, such Committee shall be solely composed of not less than two directors of the Corporation, each of whom is a “non-employee director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder and an “outside director” within the meaning of Section 162(m) of the Code.

3.3	Eligibility

All Participants and Director Participants are eligible to participate in the Plan, subject to subsections ~~5.1~~6.1(b) and ~~5.2~~6.2(g). Eligibility to participate does not confer upon any Participant or Director Participant any right to receive any grant of an Award pursuant to the Plan.  The extent to which any Participant or Director Participant is entitled to receive a grant of an Award pursuant to the Plan will be determined in the sole and absolute discretion of the Committee, provided however that the following restrictions shall ~~also~~ apply to this Plan, together with all other Security Based Compensation Arrangements of the Corporation:

(a)	the number of Common Shares issuable to Insiders, at any time, under all Security Based Compensation Arrangements, shall not exceed 10% of the issued and outstanding Common Shares;
(b)	the number of Common Shares issued to Insiders, within any one year period, under all Security Based Compensation Arrangements, shall not exceed 10% of issued and outstanding Common Shares; and
(c)

the number of Common Shares issued to Director Participants, shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual Award value of $~~100,000~~150,000 per Director Participant.

If the Corporation repurchases Common Shares for cancellation such that the tests in Section 3.3(a) or (b) are not met following such repurchase, this shall not constitute non-compliance under the Plan for any Awards then outstanding.

3.4	Total Common Shares Available

~~(a)~~Subject to adjustment as provided in Article ~~7,~~8, at any time, the aggregate number of Common Shares that may be ~~issued for all purposes~~the subject of or issuable pursuant to ~~the Plan~~Awards shall, together with all other Security Based Compensation Arrangements of the Corporation, not exceed 10% of the total number of issued and outstanding Common Shares at that time on a non-diluted basis.  No grant may be made under the Plan if such grant would result in the ~~issuance~~number of Common Shares ~~in excess of~~that are the subject of or issuable pursuant to Awards exceeding the above-noted ~~limits~~limit.  Subject to applicable law, the requirements of any stock exchange upon which the Common Shares may then be listed and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

~~(b)~~For purposes of computing the total number of Common Shares available for grant under the Plan, Common Shares that were the subject of or issuable pursuant to any Award (or any portion thereof) that has vested or expired or ~~is~~has been forfeited, surrendered, cancelled or otherwise terminated ~~prior to the issuance or transfer of such Common Shares and Common Shares subject to an Award (or portion thereof) that is settled in cash in lieu of settlement in Common Shares~~ shall again be available for grant ~~under the Plan.  Notwithstanding the foreoing, Common Shares that are withheld in full or partial payment to the Corporation of the purchase price (if any) relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards~~ under the Plan.

3.5	Award Agreements

All grants of Awards under this Plan will be evidenced by Award Agreements.  Award Agreements will be subject to the applicable provisions of this Plan and will contain such provisions as are required by this Plan and any other provisions that the Committee may direct.  Any one officer of the Corporation is authorized and empowered to execute and deliver, for and on behalf of the Corporation, an Award Agreement to each Participant or Director Participant granted an Award pursuant to this Plan.

3.6	Conditions of Grant

Each Participant or Director Participant will, when requested by the Corporation, sign and deliver all such documents relating to the granting or vesting of Awards ~~or exercise of Options~~ which the Corporation deems necessary or desirable.

3.7	Non-transferability of Awards

Subject to Section ~~5.1,~~6.1, Awards granted under this Plan may only be exercised during the lifetime of the Participant or Director Participant by such Participant or Director Participant personally.  Subject to Section ~~5.1,~~6.1, no assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest in or right ~~in~~to such Awards whatsoever in any assignee or transferee (except that a Participant or Director Participant may transfer Awards to Permitted Assigns) and immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect.  If any Participant or Director Participant has transferred Awards to a Permitted Assign that is a corporation pursuant to this Section 3.7, such Awards will terminate and be of no further force or effect if at any time the transferor should cease to own all of the issued shares of such corporation.

3.1	Section 162(m) Award Limited

Subject to restrictions in Section 3.3 and to adjustment as provided for in Article 8 of the Plan, no Participant may be granted Performance Awards for more than 3,000,000 Common Shares in the aggregate in any calendar year.

Article 4 GRANT OF RESTRICTED SHARE UNITS AND RESTRICTED STOCK
4.1	Grant of RSUs

The Committee may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant RSUs to any Participant or any Director Participant.

4.2	Terms of RSUs

The Committee shall have the authority to make the receipt of Common Shares under the RSUs conditional upon:

(a)	the expiry of a time-based vesting period;
(b)	the attainment of specified Performance Goals; or
(c)	such other factors (which may vary as between awards of RSUs) as the Committee may determine in its discretion.
4.3	Vesting of RSUs

The Committee shall have the authority to determine at the time of grant, in its discretion, the duration of the vesting period and other vesting terms applicable to the grant of RSUs, provided that  in all circumstances such vesting period shall be a minimum of one year in duration.

4.4	~~Share Certificates~~Shares for RSUs

Upon the expiry of the applicable vesting period ~~with respect to~~of RSUs ~~subject to an Award~~ or at such later date as may be otherwise specified in the relevant Award Agreement~~, the RSUs subject to the Award shall be redeemed and a share certificate representing~~ (the “Vesting Date”), the Common Shares issuable pursuant to the RSUs shall be registered in the name of the Participant or Director Participant or as the Participant or Director Participant may direct, subject to applicable securities laws~~.~~, and upon such issuance of Common Shares the RSUs shall be cancelled.

(a)

~~Actual~~The actual issuance of the Common Shares shall occur as soon as practicable following or contemporaneously with the applicable ~~redemption date~~Vesting Date specified in the Award Agreement ~~and the Participant’s or Participant Director’s satisfaction of any required tax withholding obligations~~, but in no event later than:

(i)	60 days following the ~~redemption date~~Vesting Date for a Participant or Director Participant that is resident in the United States; or
(ii)

the earlier of~~:~~  (A)   60 days following the ~~redemption date;~~Vesting Date and (B)  December 31 of the third calendar year following the year of service for which the RSU was granted for a Participant or Director Participant that is resident in Canada.

(b)

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent that any RSU Award Agreement provides for the issuance of Common Shares to a Participant or Director Participant that is resident in the United States as of any date or event that occurs (or could occur) beyond March 15 following the calendar year in which the corresponding RSUs vest (that is, cease to be subject to a substantial risk of forfeiture), such Award Agreement must provide that Common Shares will not be payable to the Participant unless the circumstance giving rise to payment qualifies as a permitted payment event under Section 409A of the Code (e.g., the occurrence of a fixed payment date specified in the Award Agreement, the Participant’s separation from service, the Participant’s disability, the Participant’s death, or a change in ownership or control with respect to the Corporation, as the case may be, as those terms are defined in Section 409A(a)(2)(A) of the Code and applicable final regulations).  Any payment that otherwise would be made to a Participant who is a specified employee as defined in Section 409A(a)(2)(B) of the Code on account of separation from service may not be made before the date which is six months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of paragraph (b) above or otherwise.

4.5	Restricted Stock

The Committee may, from time to time, grant Restricted Stock to any Participant or any Director Participant with the terms and conditions set forth herein and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.  The Committee shall have the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon:

(a)	the expiry of a time-based vesting period;
(b)	the attainment of specified Performance Goals; or
(c)	such other factors (which may vary as between awards of Restricted Stock) as the Committee may determine in its discretion.
4.6	Vesting of Restricted Stock

The Committee shall have the authority to determine at the time of grant, in its discretion, the duration of the vesting period and other vesting terms applicable to the grant of Restricted Stock, provided that in all circumstances such vesting period shall be a minimum of one year in duration.

4.7	Restrictions on Restricted Stock

Common Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such instalments or otherwise as the Committee may deem appropriate.

4.8	Share Certificates for Restricted Stock

Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a ~~stock~~share certificate or certificates, which shall be held by the Corporation.  Such certificate or certificates shall be registered in the name of the Participant or Director Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

~~4.9Forfeiture of RSUs and Common Shares of Restricted Stock~~

~~Except as otherwise determined by the Committee, upon a Termination Date during the applicable vesting period all applicable RSUs and Common Shares of Restricted Stock at such time not yet vested shall be forfeited and reacquired by the Corporation and subject to Section 3.4, Common Shares under such RSUs and such Common Shares of Restricted Stock shall be available for issuance by the Corporation under the Plan.~~

4.2	~~4.10~~ Black-out Period

If ~~the expiry date of~~on its terms an Award ~~expires~~would vest during a Black-Out Period ~~or during a Black-Out Expiration Term~~,  the vesting of such ~~expiry date~~Award shall be deemed to be extended ~~to~~until the first Business Day following the end of the ~~applicable~~relevant Black-Out ~~Expiration Term~~Period.

Article 1 PERFORMANCE-BASED COMPENSATION
1.1	Performance Awards

For purposes of Awards granted pursuant to Article 3 or Article 4 which are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance Awards”), the following additional rules shall apply:

(a)

For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal.  The Committee shall have sole discretion to determine the amount of any payment or transfer to be made pursuant to any Performance Award.  In addition, the Committee shall have the sole discretion to determine the applicable performance period, provided that in the case of a performance period of less than 12 months, in no event shall a Performance Goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.  To the extent required under Section 162(m) of the Code, the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(b)

Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

Article 2 ~~Article 5~~  TERMINATION OF EMPLOYMENT
2.1	~~5.1~~ Retirement, Death or Disability

~~Subject to Section 4.9, if~~If a Participant or Director Participant dies or becomes Disabled while an employee, officer or director of or consultant to the Corporation or an Affiliate or if the employment or term of office or engagement of a Participant with the Corporation or an Affiliate terminates due to Retirement:

(a)	any Awards held by a Participant or Director Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date;
(b)	such Participant’s or Director Participant’s eligibility to receive further grants of Awards under the Plan ceases as of the Termination Date; and
(c)

in the case of death or Disability, any Awards held by a Participant or Director Participant that have vested at the Termination Date will enure to the benefit of the Participant or Director Participant’s heirs, executors and administrators.

2.2	~~5.2~~ Termination of Employment or Services
(a)

Where a Participant’s or Director Participant’s employment or term of office or engagement with the Corporation or an Affiliate terminates by reason of the Participant’s death, Disability or Retirement or, in the case of a Director Participant, the Director Participant’s death or Disability, then~~, subject to Section 4.9,~~ the provisions of Section ~~5.1~~6.1 will apply.

(b)

Where a Participant’s employment or term of office or engagement terminates by reason of a Participant’s resignation, then any Awards held by the Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

(c)

Where a Participant’s employment or term of office or engagement terminates by reason of termination by the Corporation or an Affiliate without cause (as determined by the Committee in its discretion) (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then any Awards held by the Participant that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

(d)

Where a Participant’s employment or term of office or engagement is terminated by the Corporation or an Affiliate for cause (as determined by the Committee in its discretion), or, in the case of a Consultant Participant, for breach of contract (as determined by the Committee in its discretion), then any Awards held by the Participant at the Termination Date (whether or not vested) are immediately forfeited to the Corporation on the Termination Date.

(e)

Where a Director Participant’s term of office is terminated by the Corporation for breach by the Director Participant of his or her fiduciary duty to the Corporation (as determined by the Committee in its discretion), then any Awards held by the Director Participant at the Termination Date (whether or not vested) are immediately forfeited to the Corporation on the Termination Date.

(f)

Where a Director Participant’s term of office terminates for any reason other than death or Disability of the Director Participant or a breach by the Director Participant of his or her fiduciary duty to the Corporation (as determined by the Committee in its discretion), the Committee or the Board may, in its discretion, at any time prior to or following the Termination Date, provide for the vesting of any or all Awards held by a Director Participant on the Termination Date.

(g)	The eligibility of a Participant or Director Participant to receive further grants under the Plan ceases as of the date that the Corporation or an Affiliate, as the case may be, provides the E-13

Participant or Director Participant with written notification that the Participant’s employment or term of office or engagement, or the Director Participant’s term of office, as the case may be, is terminated, notwithstanding that such date may be prior to the Termination Date.

(h)

Unless the Committee, in its discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or an Affiliate for so long as the Participant continues to be an employee of the Corporation or an Affiliate, including without limitation a change in the employment arrangement of a Participant whereby such Participant becomes a Director Participant.

(i)

Subject to applicable law and unless the Committee, in its discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or an Affiliate where the Participant ceases to be an employee and continues as a Consultant Participant of the Corporation or an Affiliate so long as the Participant continues to be a Consultant Participant of the Corporation or an Affiliate.

2.3	~~5.3~~ Discretion to Accelerate Vesting

Notwithstanding the provisions of Sections ~~5.1~~6.1 and ~~5.2,~~6.2, the Committee may, in its discretion, at any time prior to or following the events contemplated in such Sections, permit the acceleration of vesting of any or all RSU Awards or Restricted Stock Awards, all in the manner and on the terms as may be authorized by the Committee, provided that this Section ~~5.3~~6.3 shall not permit the Committee, to use its discretion notwithstanding the provisions of Section ~~5.1~~6.1 and ~~5.2~~6.2 to accelerate the vesting of any or all RSU Awards or Restricted Awards where there has been a Change of Control.  For greater certainty, in the event of a Change of Control the provisions of Section ~~6.1~~7.1 shall apply.

Article 3 ~~Article 6~~  CHANGE IN CONTROL
3.1	~~6.1~~ Change in Control

Unless otherwise determined by the Committee or the Board at or after the Date of Grant, notwithstanding Article ~~5,~~6, if a Participant or Director Participant~~, or in the case of an Award granted to any Participant or Director Participant who satisfies the definition of Consultant Participant set out in Subsection 2.1, ceases to be a director, officer or Consultant Participant of~~ ceases to be employed or engaged by the Corporation or its subsidiaries within 12 months following a Change in Control for any reason other than for cause (as that term is interpreted by the courts of the jurisdictions in which the Participant, Director Participant or the Participant’s employer is engaged), voluntary resignation (other than for Good Reason), Retirement, death, or Disability, each Award held by that Participant or Director Participant that is not fully vested on the date at which such person ceases to be ~~a director, officer or Consultant Participant~~employed or engaged by the Corporation or its subsidiaries shall (except to the extent cancelled under Article ~~7~~8) become free of all restrictions, conditions and limitations and become fully vested.

3.2	~~6.2~~ Parachute Payments

If a Participant or Director Participant is entitled to receive payments that would qualify as excess “parachute payments” under Section 280G of the Code, those payments shall be reduced by the necessary amount so that the Participant or Director Participant is not subject to excise tax under Section 4999 of the Code if such reduction would result in the Participant or Director Participant receiving a greater after-tax payment.

Article 4 ~~Article 7~~  SHARE CAPITAL ADJUSTMENTS
4.1	~~7.1~~ General

The existence of any Awards does not affect in any way the right or power of the Corporation or its shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the

Corporation’s capital structure or its business, or any amalgamation, combination, arrangement, merger or consolidation involving the Corporation, to create or issue any bonds, debentures, Common Shares or other securities of the Corporation or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section would have an adverse effect on this Plan or on any Award granted hereunder.

4.2	~~7.2~~ Share Reorganization

Should the Corporation effect a subdivision or consolidation of Common Shares or any similar capital reorganization or a payment of a stock dividend (other than a stock dividend that is in lieu of a cash dividend), or should any other change be made in the capitalization of the Corporation that does not constitute a Change in Control and that would warrant the amendment or replacement of any existing Awards in order to adjust: (a) the number of Common Shares that may be acquired on the vesting of outstanding Awards; and/or (b) the terms of any other Award in order to preserve proportionately the rights and obligations of the Participants or Director Participants holding such Awards (any such event being herein called a “Share Reorganization”), the Board will authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

4.3	~~7.3~~ Corporate Reorganization

In the event of a reclassification, amalgamation, combination, arrangement, merger, transaction whereby all or substantially all of the Corporation’s undertakings and assets become the property of another Person or other transaction or reorganization involving the Corporation and occurring by exchange of Common Shares, by sale or lease of assets or otherwise, that does not constitute a Change in Control and that warrants the amendment or replacement of any existing Awards in order to adjust: (a)  the number of Common Shares that may be acquired on the vesting of outstanding Awards; or (b) the terms of any other Award in order to preserve proportionately the rights and obligations of the Participants or Director Participants holding such Awards (any such event being herein called a “Corporate Reorganization”), the Board will authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

4.4	~~7.4~~ Special Distribution

Subject to prior approval of the Exchanges, whenever the Corporation issues by way of a dividend or otherwise distributes to all or substantially all holders of Common Shares:

(a)	shares of the Corporation, other than Common Shares;
(b)	evidence of indebtedness;
(c)	any cash or other assets, excluding cash dividends (other than cash dividends which the Board has determined to be outside the normal course); or
(d)	rights, options, or warrants,

then to the extent that such dividend or distribution does not constitute a Share Reorganization (any of such non‑excluded events being herein called a “Special Distribution”), the Board will authorize such steps to be taken as it may consider to be equitable and appropriate to that end in order to properly reflect any diminution in value of the Common Shares as a result of such Special Distribution.

4.5	~~7.5~~ Immediate Vesting of Awards

Where the Board determines that the steps provided in Sections ~~7.2, 7.3~~8.2, 8.3 and ~~7.4~~  8.4 would not preserve proportionately the rights, value and obligations of the Participants or Director Participants holding such Awards in the circumstances or otherwise determines that it is appropriate, the Board may permit the immediate vesting of any unvested Awards.

4.6	~~7.6~~ Issue by Corporation of Additional Shares

Except as expressly provided in this Article ~~7,~~8, neither the issue by the Corporation of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to the number of Common Shares that may be acquired as a result of a grant of Awards.

4.7	~~7.7~~ Fractions

No fractional Common Shares will be issued on the grant or vesting of an Award.  Accordingly, if, as a result of any adjustment under Sections ~~7.2, 7.3, 7.4~~8.2, 8.3, 8.4 and ~~7.5,~~8.5, a Participant or Director Participant would become entitled to a fractional Common Share, the Participant or Director Participant has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares which shall be disregarded.

Article 5 ~~Article 8~~  MISCELLANEOUS PROVISIONS
5.1	~~8.1~~ Legal Requirement

The Corporation is not obligated to grant any Awards, issue any Common Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its discretion, such action would constitute a violation by a Participant, Director Participant or the Corporation of any provision of any applicable statutory or regulatory enactment of any government or government agency or the requirements of any stock exchange upon which the Common Shares may then be listed.

5.2	~~8.2~~ Participants’ Entitlement

Except as otherwise provided in this Plan, Awards previously granted under this Plan are not affected by any change in the relationship between, or ownership of, the Corporation and an Affiliate.  For greater certainty, all grants of Awards remain valid in accordance with the terms and conditions of this Plan and are not affected by reason only that, at any time, an Affiliate ceases to be an Affiliate.

5.3	~~8.3~~ Withholding Taxes

The granting or vesting of each Award granted under this Plan is subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities in respect of applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) is necessary or desirable in respect of such grant or vesting, such grant or vesting is not effective unless such withholding has been effected to the satisfaction of the Committee.  In such circumstances, the Committee may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with the Award and Committee shall require that a Participant or Director Participant ~~pay to the Corporation, as the Committee may determine, such amount as the Corporation or an Affiliate is obliged to remit to the relevant taxing authority in respect of the granting or vesting of the Award.  Any such additional payment is due~~agrees to:

(a)

make adequate provision for any Withholding Obligations that arise in connection with the Award no later than the date on which any amount with respect to the Award is required to be remitted to the relevant tax authority by the Corporation or an Affiliate, as the case may be;

(b)

authorize the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (i) withholding a portion of the Common Shares otherwise to be issued in payment of the Award, provided, however, that the number of the Common Shares so withheld shall not exceed the number necessary to satisfy the required Withholding Obligations using applicable statutory withholding rates and, if applicable, to avoid adverse accounting treatment under applicable accounting standards and in accordance with such rules as the Corporation may from time to time establish, (ii) withholding from the wages and other cash payable to the Participant or Director Participant or by causing the Participant or Director Participant to tender a cash payment to the Corporation, or (iii) selling on the Participant’s or Director Participant’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Common Shares issued in payment of the Award as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations; and

(c)	be responsible for all brokerage fees and other costs of sale and to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale.

The Corporation may refuse to deliver Common Shares if the Participant fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this Section.

5.4	~~8.4~~ Rights of Participant

No Participant or Director Participant has any claim or right to be granted an Award and the granting of any Award is not to be construed as giving a Participant or Director Participant a right to remain as an employee, consultant or director of the Corporation or an Affiliate.  No Participant or Director Participant has any rights as a shareholder of the Corporation in respect of Common Shares issuable pursuant to any Award until the allotment and issuance to such Participant or Director Participant of such Common Shares.

5.5	~~8.5~~ Amendment
(a)

Subject to the rules and policies of any stock exchange on which the Common Shares are listed and applicable law, the Board may, without notice or shareholder approval, at any time or from time to time, amend the Plan or a specific Award for the purposes of:

(i)	altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards;
(ii)	making any amendments to the general vesting provisions of an Award;
(iii)	changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award;
(iv)	accelerating the expiry date of an Award;
(v)	making any amendments to the provisions set out in Article ~~5~~6;
(vi)

making any amendments to add covenants of the Corporation for the protection of Participants or Director Participants, as the case may be, provided that the Board shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants or Director Participants, as the case may be;

(vii)

making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and Director Participants, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant or Director Participant resides, provided that the Board shall be of the opinion that such amendments will not be prejudicial to the rights or interests of the Participants and Director Participants;

(viii)

making such changes or corrections which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board shall be of the opinion that such changes or corrections will not be prejudicial to the rights or interests of the Participants or Director Participants;

(ix)	making any amendments to the definitions of the Plan;
(x)	effecting amendments with respect to the administration of the Plan; and
(xi)	making amendments of a “housekeeping” or ministerial nature.
(b)

Subject to Section ~~6.1,~~7.1, the Board shall not alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant or Director Participant, as the case may be.

(c)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without approval of the shareholders:
(i)	amendments to the Plan which would increase the number of Common Shares issuable under the Plan, otherwise than in accordance with the terms of this Plan;
(ii)	amendments to the Plan which would increase the number of Common Shares issuable to Insiders, otherwise than in accordance with the terms of this Plan;
(iii)	amendments to the Plan which would increase the number of Common Shares issuable to Director Participants under the Plan, otherwise than in accordance with the terms of this Plan;
(iv)	amendments to this Section ~~8.5~~9.5 of the Plan;
(v)	the addition of any form of financial assistance to a Participant or Director Participant; and
(vi)	amendments required to be approved by shareholders under applicable law (including without limitation, pursuant to the rules, regulations and policies of the Exchanges).
(d)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without Disinterested Shareholder Approval:
(i)	amendments to the Plan that could result at any time in the number of Common Shares reserved for issuance under the Plan to Insiders exceeding 10% of the issued and outstanding Common Shares;
(ii)

any extension of the term of any Award that has been granted to Insiders, other than an extension of the term of an Award, if an Award ~~expires~~vests during a Black-Out-Period ~~or during a Black-Out Expiration Term~~; and

(iii)	amendments requiring Disinterested Shareholder Approval under applicable law (including without limitation, pursuant to the rules, regulations and policies of the Exchanges).

Any amendment that would cause an Award held by a U.S. Taxpayer to fail to comply with Section 409A of the Code shall be null and void ab initio.

5.6	~~8.6~~ Section 409A of the Code

This Plan will be construed and interpreted to comply with Section 409A of the Code to the extent required to preserve the intended tax consequences of this Plan.  The Corporation reserves the right to amend this Plan to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of this Plan in light of Section 409A of the Code and any regulations or guidance under that section.  In no event will the Corporation be responsible if Awards under this Plan result in adverse tax consequences to a U.S. Taxpayer under Section 409A of the Code.  Notwithstanding any provisions of the Plan to the contrary, in the case of any “specified employee”

within the meaning of Section 409A of the Code who is a U.S. Taxpayer, distributions of defined compensation under Section 409A of the Code made in connection with a “separation from service” within the meaning set forth in Section 409A of the Code may not be made prior to the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the U.S. Taxpayer).  Any amounts subject to a delay in payment pursuant to the preceding sentence shall be paid as soon as practicable following such 6-month anniversary of such separation from service.

5.7	~~8.7~~ Requirement of Notification of Election Under Section 83(b) of the Code

If a Participant or Director Participant, in connection with the issuance of Common Shares pursuant to a Restricted Stock Award, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Participant or Director Participant makes such an election, the Participant or Director Participant shall notify the Corporation of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.  A Section 83(b) election shall not be permitted with respect to an RSU Award.

5.8	~~8.8~~ Additional Conditions in Connection with Awards Granted to Participants and Director Participants ~~Employed~~Residing in Canada

Notwithstanding any other provision of the Plan, the following additional terms, conditions and restrictions apply to Awards granted to Participants ~~employed~~and Director Participants residing in Canada:

(a)

Restricted Share Units. Restricted Share Units shall be settled in Common Shares, unless the Corporation offers the Participant or Director Participant the right to receive cash in lieu of Common Shares based on the Fair Market Value that such Common Shares would have at the time of settlement, and the Participant or Director Participant, in its discretion, so elects~~.~~, and any such cash payments shall be paid in accordance with Section 4.4(a) modified as the context requires.

(b)

Other Awards. With respect to any other Award granted to a Participant or Director Participant employed in Canada, the Committee shall have the right, but not the obligation, to take account of Canadian income tax considerations in determining the terms and conditions of the Award or any other amendment thereto.

5.9	~~8.9~~ Indemnification

Every member of the Board will at all times be indemnified and saved harmless by the Corporation from and against all costs, charges and expenses whatsoever including any income tax liability arising from any such indemnification, that such member may sustain or incur by reason of any action, suit or proceeding, taken or threatened against the member, otherwise than by the Corporation, for or in respect of any act done or omitted by the member in respect of this Plan, such costs, charges and expenses to include any amount paid to settle such action, suit or proceeding or in satisfaction of any judgment rendered therein.

5.10	~~8.10~~ Participation in the Plan

The participation of any Participant or Director Participant in the Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring upon such Participant or Director Participant any rights or privileges other than those rights and privileges expressly provided in the Plan. In particular, participation in the Plan does not constitute a condition of employment or engagement nor a commitment on the part of the Corporation to ensure the continued employment or engagement of such Participant or Director Participant. The Plan does not provide any guarantee against any loss which may result from fluctuations in the market value of the Common Shares. The Corporation does not assume responsibility for the income or other tax consequences for the Participants and Director Participants and they are advised to consult with their own tax advisors.

5.11	~~8.11~~ Effective Date

This Plan ~~becomes~~originally became effective on March 8, 2010, subject to shareholder approval. Shareholder approval was obtained on May 3, 2010. This Plan has been amended and restated effective May 6, 2015.

5.12	~~8.12~~ Governing Law

This Plan is created under and is to be governed, construed and administered in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

schedule A
Form of RSU Award Agreement

Vista Gold Corp. (the “Corporation”) hereby grants the following Award(s) to the Participant or Director Participant named below (herein the “Recipient”), in accordance with and subject to the terms, conditions and restrictions of this Agreement, together with the provisions of the Long Term Equity Incentive Plan (the “Plan”) of the Corporation dated ~~•, 2010~~May 3, 2010, as amended May 6, 2015:

Name of Recipient:

Date of Grant:

Total Number of RSUs:

Additional terms applicable to such Award:

1.

The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

1.

Subject to any acceleration in vesting as provided in the Plan or as otherwise determined in this Award Agreement, the RSUs granted by this Award Agreement, the RSUs granted by this Award Agreement shall vest as follows:

(a)	____________ RSUs ~~after~~on ______________;
(b)	____________ RSUs ~~after~~on ______________;
(c)	____________ RSUs ~~after~~on ______________; and
(d)	____________ RSUs ~~after~~on ______________,

provided however that all RSUs for a Participant or Director ~~or~~ Participant ~~Director~~ resident in Canada must vest and be payable ~~on~~by December 31 of the third calendar year following the year of service for which the RSU was granted.  If the Recipient’s employment or term of office or engagement with the Corporation or an Affiliate terminates prior to the vesting date, then the RSUs that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

2.

As soon as administratively practicable following the Recipient’s vesting date under Section 2 hereof, ~~and the Recipient’s satisfaction of any required tax withholding obligations,~~ but in no event later than:

(a)	60 days following the vesting date for a Participant or Director Participant that is resident in the United States or;
(b)

the earlier of (A)  60 days following the vesting date and (B)  December 31 of the third calendar year following the year of service for which the RSU was granted for a Participant or Director Participant that is resident in Canada, the Corporation shall ~~cause to be issued and delivered to the Recipient a certificate or certificates evidencing~~issue Common Shares registered in the name of the Recipient ~~or to instruct the Corporation’s transfer agent to electronically deliver such shares to the Recipient~~.   The number of Common Shares issued shall equal the number of RSUs vested, reduced as necessary to cover applicable withholding obligations.  Notwithstanding the foregoing, no fractional Common Shares will be issued pursuant to an Award granted hereunder.  If, as a result of any adjustment to the number of Common Shares issuable pursuant to an Award granted hereunder pursuant to the Plan, the Recipient would be entitled to receive a fractional

Common Share, the Recipient has the right to acquire only the adjusted number of full Common Shares and no payment or other adjustment will be made with respect to the fractional Common Shares so disregarded.

3.

RSUs are not actual Common Shares, but rather, represent a right to receive Common Shares according to the terms and conditions set forth herein and the terms of the Plan.  Accordingly, the issuance of an RSU shall not entitle the Recipient to any of the rights or benefits generally accorded to stockholders unless and until a Common Share is actually issued under Section 3 hereof.

4.

Nothing in the Plan or in this Award Agreement will affect the Corporation’s right, or that of an Affiliate, to terminate the employment or term of office or engagement of a Recipient at any time for any reason whatsoever.

5.

Each notice relating to the Award must be in writing.  All notices to the Corporation must be delivered personally or by prepaid registered mail and must be addressed to the Chief Financial Officer of the Corporation with a copy to the Corporate Secretary of the Corporation.  All notices to the Recipient will be addressed to the principal address of the Recipient on file with the Corporation. Either the Corporation or the Recipient may designate a different address by written notice to the other.  Such notices are deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth ~~business day~~Business Day following the date of mailing.  Any notice given by either the Recipient or the Corporation is not binding on the recipient thereof until received.

6.

Subject to Section ~~5.1~~6.1 of the Plan, no assignment or transfer of an Award, whether voluntary, involuntary, by operation of law or otherwise, vests any interest in or right ~~in~~to such Award whatsoever in any assignee or transferee (except that the Recipient may transfer an Award to Permitted Assigns),  and immediately upon any assignment or transfer or any attempt to make such assignment or transfer, the Award granted hereunder terminates and is of no further force or effect.  Complete details of this restriction are set out in the Plan.

7.

The Recipient hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with this Award.  The Corporation may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with this Award.  The Recipient hereby authorizes the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (1) withholding a portion of the Common Shares otherwise to be issued in payment of the RSUs ~~having a value equal to the amount of Withholding Obligation in accordance with such rules as the Corporation may from time to time establish~~;  provided, however, that the ~~amount~~number of the Shares so withheld shall not exceed the ~~amount~~number necessary to satisfy the required Withholding Obligations using applicable ~~minimum~~ statutory withholding rates and, if applicable, to avoid adverse accounting treatment under applicable accounting standards and in accordance with such rules as the Corporation may from time to time establish; (2) withholding from the wages and other cash ~~compensation~~ payable to the Recipient or by causing the Recipient to tender a cash payment ~~or other Common Shares~~ to the Corporation; or (3) selling on the Recipient’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Common Shares issued in payment of the RSUs as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations.  The Recipient shall be responsible for all brokerage fees and other costs of sale, and the Recipient further agrees to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale.  The Corporation may refuse to deliver Common Shares if the Recipient fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this paragraph.

8.	The Recipient hereby agrees that:

(a)

any rule, regulation or determination, including the interpretation by the Board of the Plan, with respect to the Award granted hereunder and, if applicable, its exercise, is final and conclusive for all purposes and binding on all persons including the Corporation and the Recipient; and

(b)	the grant of the Award does not affect in any way the right of the Corporation or any Affiliate to terminate the employment of the Recipient.

This Award Agreement has been made in and is to be construed under and in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

VISTA GOLD CORP.
By:
Authorized Signatory

I have read the foregoing Award Agreement and hereby accept the Award in accordance with and subject to the terms and conditions of such Award Agreement and the Plan.  I understand that I may review the complete text of the Plan by contacting the Corporate Secretary of the Corporation.  I agree to be bound by the terms and conditions of the Plan governing the Award.

Date Accepted	Recipient’s Signature

Recipient’s Name (Please Print)

schedule B
Form of Restricted Stock Award Agreement

Vista Gold Corp. (the “Corporation”) hereby grants the following Award(s) to the Participant or Director Participant named below (herein the “Recipient”), in accordance with and subject to the terms, conditions and restrictions of this Agreement, together with the provisions of the Long Term Equity Incentive Plan (the “Plan”) of the Corporation dated ~~•, 2010~~May 3, 2010, as amended May 6, 2015:

Name of Recipient:

Date of Grant:

Total Number of Common Shares of Restricted Stock (“Restricted Shares):

Additional terms applicable to such Award:

1.

The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

2.	Subject to any acceleration in vesting as provided in the Plan or as otherwise determined in this Award Agreement, the Restricted Shares granted by this Award Agreement shall vest as follows:
(a)	____________ Restricted Shares ~~after~~on ______________;
(b)	____________ Restricted Shares ~~after~~on ______________;
(c)	____________ Restricted Shares ~~after~~on ______________; and
(d)	____________ Restricted Shares ~~after~~on ______________.

If the Recipient’s employment or term of office or engagement with the Corporation or an Affiliate terminates prior to the vesting date, then the Restricted Shares that are not yet vested at the Termination Date are immediately forfeited to the Corporation on the Termination Date.

3.

The Recipient (or any successor in interest) shall have all stockholder rights (including voting, dividend and liquidation rights) with respect to the Restricted Shares, subject to the transfer restrictions imposed by this Agreement provided, however, that the Recipient shall have no right to cash dividends paid with respect to unvested Restricted Shares.

4.

Nothing in the Plan or in this Award Agreement will affect the Corporation’s right, or that of an Affiliate, to terminate the employment or term of office or engagement of a Recipient at any time for any reason whatsoever.

5.

Each notice relating to the Award must be in writing.  All notices to the Corporation must be delivered personally or by prepaid registered mail and must be addressed to the Chief Financial Officer of the Corporation with a copy to the Corporate Secretary of the Corporation.  All notices to the Recipient will be addressed to the principal address of the Recipient on file with the Corporation.  Either the Corporation or the Recipient may designate a different address by written notice to the other.  Such notices are deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth ~~business day~~Business Day following the date of mailing.  Any notice given by either the Recipient or the Corporation is not binding on the recipient thereof until received.

6.

Subject to Section ~~5.1~~6.1 of the Plan, no assignment or transfer of an Award, whether voluntary, involuntary, by operation of law or otherwise, vests any interest in or right ~~in~~to such Award whatsoever in any assignee or transferee (except that the Recipient may transfer an Award to Permitted Assigns), and immediately upon any assignment or transfer or any attempt to make such assignment or transfer, the

Award granted hereunder terminates and is of no further force or effect.  Complete details of this restriction are set out in the Plan.  The Recipient agrees that all certificates representing unvested Restricted Shares may, at the discretion of the Committee, be maintained by the Secretary of the Corporation, as custodian for such Restricted Shares (or such other person or entity acting on behalf of the Corporation at the Corporation’s offices as the Committee may designate) until such time such Restricted Shares are vested.  Recipient agrees that each certificate representing unvested Restricted Shares will bear any legend required by law and a legend reading substantially as follows:

The securities represented by this certificate are subject to the provisions of a Restricted Stock Award Agreement dated as of _________ __, ____.  None of the securities represented by this certificate may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Corporation, and no attempt to transfer the securities, whether voluntary or involuntary, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to the securities.

7.

The Recipient hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with this Award.  The Corporation may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with this Award.  The Recipient hereby authorizes the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (1) withholding a portion of the Restricted Shares ~~having a value equal to the amount of Withholding Obligation in accordance with such rules as the Corporation may from time to time establish~~;  provided, however, that the ~~amount~~number of the Restricted Shares so withheld shall not exceed the ~~amount~~number necessary to satisfy the required Withholding Obligations using applicable ~~minimum~~ statutory withholding rates and, if applicable, to avoid adverse accounting treatment under applicable accounting standards and in accordance with such rules as the Corporation may from time to time establish; (2) withholding from the wages and other cash compensation payable to the Recipient or by causing the Recipient to tender a cash payment ~~or other Common Shares~~ to the Corporation; or (3) selling on the Recipient’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Restricted Shares as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations.  The Recipient shall be responsible for all brokerage fees and other costs of sale, and the Recipient further agrees to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale.  The Corporation may refuse to release custody of Restricted Shares if the Recipient fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this paragraph.

8.	The Recipient hereby agrees that:
(a)

any rule, regulation or determination, including the interpretation by the Board of the Plan, with respect to the Award granted hereunder and, if applicable, its exercise, is final and conclusive for all purposes and binding on all persons including the Corporation and the Recipient; and

(b)	the grant of the Award does not affect in any way the right of the Corporation or any Affiliate to terminate the employment of the Recipient.
9.

In connection with the issuance of Restricted Shares pursuant to this Award Agreement, the Recipient is permitted to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions).  Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Award Agreement.  The Recipient should consult with his or her tax advisor to determine the advantages and disadvantages of making the election.  If the Recipient makes such an election, the Recipient shall notify the Corporation of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

10.	This Award Agreement has been made in and is to be construed under and in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.
VISTA GOLD CORP.
By:
Authorized Signatory

I have read the foregoing Award Agreement and hereby accept the Award in accordance with and subject to the terms and conditions of such Award Agreement and the Plan.  I understand that I may review the complete text of the Plan by contacting the Corporate Secretary of the Corporation.  I agree to be bound by the terms and conditions of the Plan governing the Award.

Date Accepted	Recipient’s Signature

Recipient’s Name (Please Print)

APPENDIX “F”

VISTA GOLD CORP.

STOCK OPTION PLAN

November 1996, as amended November 1998, May 2003, May 2005, May 2006, May ~~2009~~2009,
May 2010 and May ~~2010~~2015

1.PURPOSE OF THE PLAN

The purpose of the Stock Option Plan (the “Plan”) is to assist Vista Gold Corp. (the “Corporation”) in attracting, retaining and motivating directors, officers and employees of the Corporation and of its subsidiaries and other persons providing consulting or other services to the Corporation and to more closely align the personal interests of such persons with those of the shareholders by providing them with the opportunity to purchase Common Shares (“Shares”) in the capital of the Corporation through options to purchase Shares (“Options”).

2.IMPLEMENTATION

The Plan and the grant and exercise of any Options under the Plan are subject to compliance with all applicable securities laws and regulations and rules promulgated thereunder (including the requirements of section 16 of the Securities Exchange Act of 1934 (the “1934 Act”) and Rule 16b-3 thereunder) and with the requirements of each stock exchange on which the Shares are listed at the time of the grant of any Options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject (collectively “Securities Laws”).

3.ADMINISTRATION AND DELEGATION TO COMMITTEE

The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.

To the extent permitted by applicable law and the Corporation’s articles, the Board of Directors of the Corporation may, from time to time, delegate to a committee (the “Committee”) of the Board of Directors all or any of the powers conferred on the Board of Directors under the Plan.  In connection with such delegation, the Committee will exercise the powers delegated to it by the Board of Directors in the manner and on the terms authorized by the Board of Directors.  Any decision made or action taken by the Committee arising out of or in connection with the administration or interpretation of this Plan in this context is final and conclusive.  Notwithstanding any such delegation, except for Performance Awards made to Covered Employees (as that term is defined in Section 162(m)(3) of the U.S. Internal Revenue Code of 1896, as amended (the “Code”)), the Board of Directors may also take any action and exercise any powers that the Committee has been delegated under the Plan.  To the extent applicable in respect of certain Options granted to a Participant (as defined below) who is a Section 16 officer or a Covered Employee , such Committee shall be solely composed of not less than two directors of the Corporation, each of whom is a “non-employee director” for purposes of Section 16 of the 1934 Act and Rule 16b-3 thereunder and an “outside director” within the meaning of Section 162(m) of the Code.

4.MAXIMUM NUMBER OF OPTIONED SHARES RESERVED UNDER THE PLAN

Subject to the applicable requirements of each stock exchange on which the Shares are listed, the maximum number of Shares which may be issuable pursuant to Options granted under the Plan shall, together with all other Security Based Compensation Arrangements (as defined below) of the Corporation, be equal to, but shall not exceed at any time, 10% of the total number of issued and outstanding Shares of the Corporation as of the date of the grant on a non-diluted basis.  The number of Shares:

(a)issuable to any one individual under the Plan, together with the Shares issuable under all Security Based Compensation Arrangements of the Corporation, shall not exceed 5% of the total number of issued and outstanding Shares on a non-diluted basis;

(b)issuable to Insiders (as defined below) of the Corporation, together with the Shares issuable to Insiders under all Security Based Compensation Arrangements of the Corporation, shall not exceed 10% of the total number of issued and outstanding Shares on a non-diluted basis; ~~and~~

(c)issued to Insiders within any one year period, together with the Shares issued under all Security Based Compensation Arrangements of the Corporation, shall not exceed 10% of the total number of issued and outstanding Shares on a non-diluted basis;

(d)issuable to Participants that are non-employee directors of the Corporation, shall not exceed the lesser of: (i) 1% of the issued and outstanding Shares; and (ii) an annual value of $150,000 per non-employee director Participant; and

(e)issuable to any Participant under the Plan within any calendar year period shall not exceed 3,000,000 Shares in the aggregate.

If Options granted to an individual under the Plan ~~shall~~ expire or terminate for any reason without having been exercised in respect of certain Shares, such Shares ~~may~~shall again be ~~made~~ available ~~for purchase upon exercise of other Options to be granted under the Plan.  No~~to be made the subject of new Options.  Upon the partial or full exercise of an Option, the number of Shares issued upon such exercise shall become available to be made the subject of new Options, provided that no grant may be made under the Plan if such grant would result in the issuance of Shares in excess of the above-noted limits.

For the purposes of this Plan, “Security Based Compensation Arrangements” shall have the meaning given to that term in Part VI of the Company Manual of the Toronto Stock Exchange, as amended from time to time, and “Insider” shall have the meaning set forth in the Securities Act (British Columbia), as amended from time to time, and includes Associates and Affiliates (as such terms are defined in the Securities Act (British Columbia)) of such person.

5.ELIGIBILITY

Options may be granted under the Plan to such directors, officers and employees of the Corporation and of its subsidiaries and, subject to applicable Securities Laws, to such other persons providing consulting or other services to the Corporation as the Board of Directors may, from time to time, designate as participants (collectively the “Participants” and individually a “Participant”) under the Plan.  Subject to the provisions of the Plan, the total number of Shares to be made available under the Plan and to each Participant, the time or times and price or prices at which Options shall be granted, the time or times at which such Options are exercisable, and any conditions or restrictions on the exercise of Options, shall be in the full and final discretion of the Board of Directors.

6.TERMS AND CONDITIONS

All Options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.1Option Agreement

All Options shall be granted under the Plan by means of an agreement (the “Option Agreement”) between the Corporation and each Participant substantially in the form set out in Schedule A attached hereto, and which shall first be approved by the Board of Directors with such changes to such form as the Board of Directors may approve, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two directors or officers of the Corporation.

6.2Exercise Price

The price (the “Exercise Price”) payable in cash at the time of exercise of an Option by a Participant for any Optioned Share will be not less than the price of an Optioned Share as recorded at the close of business on (a) the

Toronto Stock Exchange, in the case of Options with an Exercise Price in Canadian dollars, and (b) the NYSE ~~Amex Equities (formerly called the American Stock Exchange)~~MKT (the Toronto Stock Exchange and NYSE ~~Amex Equities~~MKT together, the “Exchanges”), in the case of Options with an Exercise Price in U.S. dollars, in either case on the last trading day preceding the date a resolution of the Board of Directors was passed or consented to in writing granting the Option and authorizing the Corporation to enter into the Option Agreement. Subject to Section 7 of the Plan, receipt of any necessary regulatory approval and applicable Securities Laws, the Exercise Price under any Option may be amended at any time with the consent of the Participant by resolution of the Board of Directors (except where such amendment would be a violation of Section 409A of the Code for a U.S. Participant), in which event the relevant Option Agreement shall be deemed to be amended accordingly.

6.3Length of Grant and Automatic Extension of Expiry Date

Subject to ~~sections~~Sections 6.8 through 6.12 inclusive, all Options granted under the Plan shall expire not later than that date which is 10 years from the date such Options were granted.

If the expiry date of an Option occurs during a Blackout Period (as defined below), such expiry date shall ~~deemed to~~ be ~~extended to~~ the date that is the 10th business day after the last day of the applicable Blackout Period.  For the purposes of this Plan, “Blackout Period” means, with respect to an Option, any period during which the holder of the Option is not permitted to trade Shares pursuant to the policies of the Corporation.

6.4Non-Assignability of Options

An Option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession or administration and may be exercisable during the lifetime of the Participant only by such Participant.

6.5Exercise of Options

Each Participant, upon becoming entitled to exercise the Option in respect of any Shares in accordance with the Option Agreement relating thereto, shall thereafter be entitled to exercise the Option to purchase such Shares at any time or times after such Options vest and become exercisable in accordance with the Option Agreement relating thereto and prior to the expiration or other termination of the Option in accordance with the Option Agreement.

6.6Exercise and Payment

Any Option granted under the Plan may be exercised in whole or in part by a Participant or, if applicable, the legal representative of a Participant by delivering to the Corporation at its registered office written notice specifying the number of Shares in respect of which such Option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire Exercise Price (determined in accordance with the Option Agreement) for the number of Shares specified in the notice.  Upon the exercise of an Option by a Participant ~~the Corporation shall cause the transfer agent and registrar of Shares of the Corporation to promptly deliver to that Participant or the legal representative of that Participant, as the case may be, a share certificate~~, the number of Shares specified in the relevant notice shall be issued and registered in the name of that Participant or the legal representative of that Participant or as directed by the Participant (subject to applicable Securities Laws), as the case may be~~, representing the number of Shares specified in the written notice~~.

6.7Rights of Participants

The Participants shall have no rights whatsoever as shareholders in respect of any of the Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Shares in respect of which Participants have exercised their Options and which have been issued by the Corporation.

6.8Third Party Offer

If at any time when an Option granted under the Plan remains unexercised with respect to any Shares, an offer to purchase all of the outstanding common shares in the capital of the Corporation is made by a third party, the

Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the unexercised Options granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.9Alterations in Shares

In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may, subject to any required prior regulatory approval, make adjustments, if any, to the number of Shares that may be purchased upon exercise of unexercised Options or to the Exercise Price therefor, or both, as it shall deem appropriate and may amend the Option Agreements relating to those Options to give effect to such adjustments and may adjust the maximum number of Shares available under the Plan as may be appropriate.  If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares for shares or other securities in another company is imminent, the Board of Directors may, in a fair and equitable manner and subject to prior regulatory approval, determine the manner in which all unexercised Options granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Participants and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.10Termination for Cause

Subject to ~~paragraph~~Sections 6.11 and ~~section~~ 7, if a Participant is dismissed as an officer or employee by the Corporation or by one of its subsidiaries for cause, all unexercised Options of that Participant under the Plan shall immediately be deemed to be terminated and shall lapse notwithstanding the original term of the Option granted to such Participant under the Plan.  Nothing contained in the Plan shall be deemed to give an officer or employee the right to be retained in the employ of the Corporation, or to interfere with the right of the Corporation to terminate the employment of an officer or employee at any time.

6.11Termination Other Than for Cause

If a Participant ceases to be a director, officer or employee of the Corporation or of one of its subsidiaries or ceases to provide consulting or other services to the Corporation for any reason other than as a result of having been dismissed for cause as provided in ~~paragraph~~Section 6.10 or as a result of the Participant’s death, such Participant shall have the right for a period of 30 days (or until the normal expiry date of the Option rights of such Participant if earlier) from the date of ceasing to be a director, officer, employee or provider of services to exercise the Options of such Participant to the extent they were then exercisable.  Upon the expiration of such 30 day period all unexercised Options of that Participant shall immediately be terminated notwithstanding the original term of the Option granted to such Participant under the Plan.

6.12Deceased Participant

In the event of the death of a Participant, the legal representatives of the deceased Participant shall have the right for a period of 90 days (or until the normal expiry date of the Options of such Participant if earlier) from the date of death of the deceased Participant to exercise the deceased Participant’s Options to the extent they were exercisable on the date of death.  Upon the expiration of such period all unexercised Options of the deceased Participant shall immediately terminate and shall lapse notwithstanding the original term of the Options granted to the deceased Participant under the Plan.

7.AMENDMENT AND DISCONTINUANCE OF PLAN AND OPTIONS

7.1Amendments by the Board of Directors

The Board of Directors may amend the Plan at any time; provided, however that no such amendment may, without the consent of a Participant, adversely alter or impair any Option previously granted to such Participant.  Any amendment to be made to this Plan or an Option is subject to the prior approval of the Exchanges and shareholders of the Corporation, if required by the rules of the Exchanges.  The Board shall have the power and authority to approve amendments relating to the Plan or a specific Option without further approval of the shareholders of the Corporation, to the extent that such amendments relate to, among other things:

(a)altering, extending or accelerating the terms of vesting applicable to any Option or group of Options;

(b)altering the terms and conditions of vesting applicable to any Option or group of Options;

(c)changing the termination provisions of an Option, provided that the change does not entail an extension beyond the original expiry date of such Option;

(d)accelerating the expiry date of Options;

(e)the application of ~~sections~~Sections 6.8 and 6.9 of the Plan;

(f)effecting amendments respecting the administration of the Plan;

(g)amending the definitions contained within the Plan;

(h)effecting amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from the Plan or any Option Agreement;

(i)effecting amendments necessary to comply with the provisions of applicable laws (including, without limitation, the rules, regulations and policies of the Exchanges), or necessary or desirable for any advantages or other purposes of any tax law (including, without limitation, the rules, regulations, and policies of the Canada Revenue Agency, the Internal Revenue Service or any taxation authority);

(j)amending or modifying the mechanics of exercise of the Options; and

(k)  any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules, regulations, and policies of the Exchanges).

No amendment of the Plan may contravene the requirements of the Exchanges or any securities commission or regulatory body to which the Plan or the Corporation is now or may hereafter be subject to.

7.2Amendments Requiring Shareholder Approval

Shareholder approval will be required for the following types of amendments:

(a)amendments that increase the number of Shares issuable under the Plan, except such increases by operation of ~~section~~Section 6.9 of the Plan;

(b)any reduction in the Exercise Price of an Option, including any cancellation and reissuance of an Option at a reduced Exercise Price, if the Participant is not an Insider at the time of the proposed amendment;

(c)~~amendments to this section 7 of the Plan; and~~any extension of the term of any Options that have been granted to Participants that are not Insiders, other than if an Option would expire during a Black-Out Period, in accordance with Section 6.3 of the Plan;

(d)amendments to the Plan that would increase the number of Shares issuable to non-employee director Participants under the Plan;

(e)amendments to the Plan that would permit Options to be transferable or assignable other than in accordance with Section 6.4 of the Plan;

(f)amendments to this Section 7 of the Plan; and

(~~d~~g)amendments required to be approved by shareholders under applicable law (including, without limitation, pursuant to the rules, regulations and policies of the Exchanges).

7.3Disinterested Shareholder Approval

Disinterested Shareholder Approval (as defined below) will be required for the following types of amendments:

(a)amendments to the Plan that could result at any time in the number of Shares reserved for issuance under the Plan to Insiders exceeding 10% of the outstanding number of issued and outstanding Shares;

(b)any reduction in the Exercise Price of an Option, including any cancellation and reissuance of an Option at a reduced Exercise Price, if the Participant is an Insider at the time of the proposed amendment;

(c)any extension of the term of any Options that have been granted to Insiders, other than ~~an extension of the term of an Option~~ if an Option ~~expires~~would expire during a Black-Out Period, in accordance with ~~section~~Section 6.3 of the Plan; and

(d)       amendments requiring Disinterested Shareholder Approval under applicable law (including, without limitation, pursuant to the rules, regulations and policies of the Exchanges).

For the purposes of this Plan, “Disinterested Shareholder Approval” means approval by the shareholders of the Company excluding any votes of securities held directly or indirectly by Insiders benefiting directly or indirectly from the approval or amendment in accordance with the rules, regulations, and policies of any stock exchange, securities commission or regulatory body or other applicable law.

8.WITHHOLDING TAXES

The granting or exercise of each Option granted under this Plan is subject to the condition that if at any time the Corporation determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities in respect of applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) is necessary or desirable in respect of such grant or exercise, such grant or exercise is not effective unless such withholding has been effected to the satisfaction of the Corporation.  In such circumstances, the Corporation may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with the granting or exercise of each Option granted under this Plan and Corporation shall require that a Participant agrees to:

(a)make adequate provision for any Withholding Obligations that arise in connection with this Award no later than the date on which any amount with respect to the Award is required to be remitted to the relevant tax authority by the Corporation or an Affiliate, as the case may be;

(b)authorize the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (i) withholding a portion of the Shares otherwise to be issued on the exercise of the Option; provided, however, that the number of the Shares so withheld shall not exceed the number necessary to satisfy the required Withholding Obligations using applicable statutory withholding rates and, if applicable, to avoid adverse accounting treatment under applicable accounting standards and in accordance with such rules as the Corporation may from time to time establish, (ii) withholding from the wages and other cash payable to the Participant or by causing the Participant to tender a cash payment to the Corporation, or (iii) selling on the Participant’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Shares issued on the exercise of the Option as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations; and

(c)be responsible for all brokerage fees and other costs of sale and to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale.

The Corporation may refuse to deliver Shares if the Participant fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this Section.

9.NO FURTHER RIGHTS

Nothing contained in the Plan nor in any Option granted hereunder shall give any Participant or any other person any interest or title in or to any Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option, nor shall it confer upon the Participants any right to continue as an employee or executive of the Corporation or of its subsidiaries.

10.CURRENCY

Unless otherwise specified, all references to money are to U.S. Dollars.

SCHEDULE A

STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the _______ day of _____________, 20___.

BETWEEN:

VISTA GOLD CORP.

7961 Shaffer Parkway, Suite 5

Littleton, Colorado, U.S.A.  80127

(hereinafter called the “Corporation”)

AND:

c/o Vista Gold Corp.

7961 Shaffer Parkway, Suite 5

Littleton, Colorado, U.S.A.  80127

(hereinafter called the “Participant”)

WITNESSES THAT WHEREAS:

A.The Corporation has established a stock option plan, a copy of which is annexed as Schedule A (the “Plan”);

B.The Participant is a director, officer or employee of the Corporation or of one of its subsidiaries or a person who provides consulting or other services to the Corporation and has been designated as a “Participant” under the Plan by the Board of Directors of the Corporation.

NOW THEREFORE in consideration of the sum of One Dollar now paid by the Participant to the Corporation (the receipt whereof is hereby acknowledged by the Corporation) and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.	INTERPRETATION

In this Agreement defined or capitalized words and terms used herein shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement.

2.GRANT OF OPTION

The Corporation hereby grants to the Participant, subject to the terms and conditions set forth in the Plan and this Agreement, an irrevocable right and option (the “Option”) to purchase ___________ Common Shares of the Corporation (the “Shares”) at the price of Cdn/US$ _________ per Option at any time after the date or dates set forth below with respect to the number of Shares shown opposite such date or dates:

DateNo. of Shares Vested

until the close of business on the _______ day of ____________, _____ (the “Expiry Date”).

3.EXERCISE OF OPTION

The Participant shall have the right to exercise the Option hereby granted, subject to the terms and conditions set forth in the Plan and the Agreement, until the Expiry Date at which time the Option hereby granted shall, subject to Section 6.3 of the Plan, expire and terminate and be of no further force or effect for those Shares in respect of which the Option hereby granted has not been exercised.

4.NO REQUIREMENT TO PURCHASE

Nothing herein contained shall obligate the Participant to purchase and/or pay for any Shares except those Shares in respect of which the Participant shall have duly and properly exercised his or her Option.

5.SUBJECT TO PLAN

This Agreement shall be subject in all respects to the Plan as the same shall be amended, revised or discontinued from time to time and all the terms and conditions of the Plan are hereby incorporated into this Agreement as if expressly set forth herein and as the same may be amended from time to time.

6.WITHOLDING

The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with the grant, exercise or settlement of this Option.  The Corporation may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with the grant, exercise or settlement of this Option.  The Participant hereby authorizes the Corporation, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Withholding Obligations by (1) withholding a portion of the Shares otherwise to be issued on the exercise of this Option; provided, however, that the number of the Shares so withheld shall not exceed the number necessary to satisfy the required Withholding Obligations using applicable statutory withholding rates and, if applicable, to avoid adverse accounting treatment under applicable accounting standards and in accordance with such rules as the Corporation may from time to time establish; (2) withholding from the wages and other cash payable to the Participant or by causing the Participant to tender a cash payment to the Corporation; or (3) selling on the Participant’s behalf (using any brokerage firm determined acceptable to the Corporation for such purpose) a portion of the Shares issued on the exercise of this Option as the Corporation determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations.  The Participant shall be responsible for all brokerage fees and other costs of sale, and the Participant further agrees to indemnify and hold the Corporation harmless from any losses, costs, damages or expenses relating to any such sale.  The Corporation may refuse to deliver Shares or any other payment in respect of the Option if the Participant fails to comply with the Participant’s obligations in connection with the Withholding Obligations described in this Section.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

WitnessParticipant’s Signature

Participant’s Name

(print or type)

VISTA GOLD CORP.

Per:

Per: